As filed with the Securities and Exchange Commission on July 6, 2010
1933 Act File No. 333-165775
1940 Act File No. 811-21593

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	PRE-EFFECTIVE AMENDMENT NO. 2

☐	POST-EFFECTIVE AMENDMENT NO.
and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	AMENDMENT NO. 33

Kayne Anderson MLP Investment Company
(Exact Name of Registrant as Specified in Charter)

717 Texas Avenue, Suite 3100
Houston, Texas 77002
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (713) 493-2020

David J. Shladovsky, Esq.	Copies of Communications to:
KA Fund Advisors, LLC 1800 Avenue of the Stars, Second Floor Los Angeles, California 90067 (Name and Address of Agent for Service)	David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000

Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to section 8(c).
     If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered(1)	Price Per Unit	Offering Price(2)	Fee
Common Stock, $0.001 par value per share(3)
Preferred Stock, $0.001 par value per share
Total			$500,000,000	$35,650(4)

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock and preferred stock to be offered on an immediate, continuous or delayed basis.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $500,000,000.

(3)	Includes shares that the underwriters have the option to purchase solely to cover over-allotments, if any.

(4)	Fee previously paid.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Registrant”)
CROSS REFERENCE SHEET
BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS
PURSUANT TO RULE 495(a)

Item No.	Caption	Location in Prospectus
PART A	Prospectus and Forms of Prospectus Supplement of the Registrant

1.	Outside Front Cover	Outside Front Cover Page of Prospectus

2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages of Prospectus

3.	Fee Table and Synopsis	Fees and Expenses; Prospectus Summary

4.	Financial Highlights	Financial Highlights; Senior Securities

5.	Plan of Distribution	Outside Front Cover Page of Prospectus; Plan of Distribution

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Prospectus Summary; Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page of Prospectus; Prospectus Summary; Kayne Anderson MLP Investment Company; Market and Net Asset Value Information; Investment Objective and Policies; Risk Factors; Use of Leverage; Description of Capital Stock

9.	Management	Management; Administrator, Custodian and Fund Accountant

10.	Capital Stock, Long-Term Debt, and Other Securities	Description of Common Stock; Dividend Reinvestment Plan; Tax Matters; Kayne Anderson MLP Investment Company

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Statement of Additional Information Table of Contents

PART B	Statement of Additional Information of the Registrant

14.	Cover Page	Cover Page

15.	Table of Contents	Cover Page

16.	General Information and History	Not applicable

17.	Investment Objective and Policies	Investment Objective; Investment Policies; Our Investments

18.	Management	Management; Codes of Ethics; Proxy Voting Procedures

KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Registrant”)
CROSS REFERENCE SHEET
BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS
PURSUANT TO RULE 495(a)

Item No.	Caption	Location in Prospectus

19.	Control Persons and Principal Holders of Securities	Control Persons

20.	Investment Advisory and Other Services	Investment Adviser; Experts; Other Service Providers

21.	Portfolio Managers	Portfolio Manager Information

22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

23.	Tax Status	Tax Matters

24.	Financial Statements	Financial Statements

PART C	Other Information
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
BASE PROSPECTUS
Subject to completion, dated July 6, 2010
$500,000,000
Common Stock
Preferred Stock
     We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Substantially all of our total assets consist of publicly traded securities of MLPs and other Midstream Energy Companies. We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.
     We may offer, from time to time, shares of our common stock ($0.001 par value per share) or shares of our preferred stock ($0.001 par value per share), which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock or preferred stock, separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.
     We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of a prospectus supplement.
(continued on the following page)
     Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 13 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is    , 2010.

(continued from the previous page)
     We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in MLPs. As of May 31, 2010, Kayne Anderson and its affiliates managed approximately $9.0 billion, including approximately $4.6 billion in MLPs and other Midstream Energy Companies.
     Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on June 30, 2010 was $23.39 per share, and the last sale price per share of our common stock on the NYSE as of that date was $26.17. See “Market and Net Asset Value Information.”
     Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”
     Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage — Effects of Leverage,” “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors. Holders of our floating rate senior unsecured notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate senior unsecured notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes.

     You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.
     This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated [•], 2010 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.
You may request a free copy of our SAI, the table of contents of which is on page 74 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Our annual, semi-annual and quarterly reports and the SAI also are available on our website at www.kaynefunds.com. Information included on such website does not form part of this prospectus.

i

     We file reports (including our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

ii

PROSPECTUS SUMMARY
     This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to KA Fund Advisors, LLC and its managing member, Kayne Anderson Capital Advisors, L.P. and its predecessor; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids,, crude oil, refined petroleum products or coal; “MLPs” refers to (i) energy-related partnerships, as well as (ii) energy-related limited liability companies treated as partnerships and (iii) affiliates of those energy-related partnerships, substantially all of whose assets consist of interests in publicly traded partnerships; and “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets.
About Kayne Anderson MLP Investment Company
     Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs (as defined above) so long as MLP is in our name. Our outstanding shares of common stock are listed on the New York Stock Exchange, or NYSE, under the symbol “KYN.”
     We began investment activities in September 2004 following our initial public offering. As of June 30, 2010, we had approximately 59.9 million shares of common stock outstanding, net assets applicable to our common stock of approximately $1.4 billion and total assets of approximately $2.2 billion.
Recent Developments
     On May 7, 2010, we completed the private placement of $110 million of Series A Mandatory Redeemable Preferred Stock (the “Series A MRP Shares”) and $110 million of Senior Unsecured Notes, comprised of $65 million aggregate principal amount of 4.21% Series O Fixed Rate Notes due May 7, 2015 (the “Series O Notes”) and $45 million aggregate principal amount of Floating Rate Series P Senior Unsecured Notes due May 7, 2015 (the “Series P Notes”). On May 7, 2010, we also provided notice of redemption of all of our issued and outstanding Series D Auction Rate Preferred Shares (the “ARP Shares”) to the holders, auction agent and paying agent of the ARP Shares, with a redemption payment date which occurred on May 28, 2010. On the same date, we used a portion of the proceeds of the above-referenced private placement of Series A MRP Shares, Series O Notes and Series P Notes, and irrevocably deposited with the paying agent the funds necessary to effect such redemption. The Series O Notes and the Series P Notes, together with our Series G, I, K, M and N Senior Notes, are collectively referred to herein as the “Senior Notes.”
     Pursuant to the Articles Supplementary for the ARP Shares, as a result of giving notice of redemption to the auction agent for the ARP Shares and irrevocably depositing funds sufficient to redeem the ARP Shares with the paying agent, the ARP Shares shall not be deemed to be outstanding for purposes of calculating whether we have maintained the basic maintenance amount for the ARP Shares as set forth under the applicable rating agency guidelines or the 1940 Act asset coverage requirement of at least 200% with respect of all outstanding securities of the Company which are stock.
     On June 10, 2010 and June 15, 2010, we completed two private placements of unregistered common stock to members of senior management of Magellan Midstream Partners, L.P. (“MMP”) and Inergy Holdings, L.P. (“NRGP”), respectively. We issued a total of approximately 1.5 million shares at an average price of $23.90 per share. The shares were issued based on a 5% discount to the five-day volume-weighted average price before the closing date of each transaction. Simultaneous with the issuances of our common stock, we purchased $26.3 million of NRGP common units and $9.9 million of MMP common units owned by such members of senior management. The common units purchased in each transaction are unregistered, and the purchase price in each transaction was calculated based on a 5% discount to the five-day volume-weighted average price before the closing date of each transaction. The purchase price was funded by the issuance of the 1.5 million shares of our common stock referenced above. In addition, we purchased $8.8 million of unregistered NRGP common units owned by members of NRGP senior management with cash at a 6% discount to five-day volume-weighted average price before the closing date.
Our Portfolio Investments
     Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Finally, we may also, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.
     We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.
     We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc. (“Moody’s”), B- by Standard & Poor’s or Fitch Ratings (“Fitch”) or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

     As of June 30, 2010, we held $2.2 billion in equity investments and $41 million in fixed income investments. As of that date, we held restricted securities with a fair market value of $56 million. Our top 10 largest holdings by issuer as of that date were:

				Amount	Percent of Long Term
	Company	Sector	Type of Securities	($ millions)	Investments
1.	Plains All American Pipeline, L.P.	Midstream MLP	Common Units	$168.8	7.6%
2.	Magellan Midstream Partners, L.P.	Midstream MLP	Common Units	163.6	7.4
3.	Enterprise Products Partners L.P.	Midstream MLP	Common Units	159.7	7.2
4.	Kinder Morgan Management, LLC	MLP Affiliate	Common Shares	142.3	6.4
5.	MarkWest Energy Partners, L.P.	Midstream MLP	Common Units	121.6	5.5
6.	Inergy, L.P.	Propane MLP	Common Units	120.8	5.4
7.	Copano Energy, L.L.C.	Midstream MLP	Common Units	98.1	4.4
8.	Energy Transfer Equity, L.P.	General Partner MLP	Common Units	86.8	3.9
9.	Enbridge Energy Partners, L.P.	Midstream MLP	Common Units	83.7	3.8
10.	Energy Transfer Partners, L.P.	Midstream MLP	Common Units	82.5	3.7
     On a limited basis, we may also use derivative investments to hedge against interest rate and market risks. We may also utilize short sales to hedge such risks and as part of short sale investment strategies.
About Our Investment Adviser
     KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of May 31, 2010, Kayne Anderson and its affiliates managed approximately $9.0 billion, including approximately $4.6 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.
The Offering
     We may offer, from time to time, up to $500,000,000 of our common stock or preferred stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.
     We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.
Use of Financial Leverage
     We may leverage our common stock through the issuance of preferred stock and debt securities, our revolving credit facility and other borrowings. The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Throughout this prospectus, our debt securities, including Senior Notes, our revolving credit facility or other borrowings are collectively referred to as “Borrowings.”
     Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of June 30, 2010, our Leverage Instruments represented approximately 26.4% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

     Because Kayne Anderson’s fee is based upon a percentage of our average total assets, Kayne Anderson’s fee is higher since we employ leverage. Therefore, Kayne Anderson has a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders.
     There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” and “— Additional Risks Related to Our Preferred Stock — Senior Leverage Risk to Preferred Stockholders.”
Distributions and Interest
     As of the date of this prospectus, we have paid distributions to common stockholders every fiscal quarter since inception. Cumulative distributions paid since inception total $10.54 per share (inclusive of the distribution to be paid to our common stockholders on July 9, 2010) and our distribution rate has increased by 28% from an indicative quarterly rate of $0.375 per share to our most recent quarterly distribution of $0.48. We intend to continue to pay quarterly distributions to our common stockholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior securities and the asset coverage requirements of the 1940 Act. We will pay distributions and interest on our preferred stock and debt securities, respectively, in accordance with their terms. See “Distributions” and “Tax Matters.”
Use of Proceeds
     We intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”
Taxation
     We are treated as a corporation for federal income tax purposes and, as a result, we are subject to corporate income tax to the extent we recognize net taxable income. As a partner in MLPs, we report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters.”

FORWARD-LOOKING STATEMENTS
     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.
     The forward-looking statements contained in this prospectus include statements as to:
•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.
     The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY
     We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”
     As of June 30, 2010, we had (a) 59.9 million common shares outstanding, (b) $1 million borrowed under our revolving credit facility, (c) $480 million in Senior Notes outstanding and (d) $110 million of Series A MRP Shares outstanding. As of this date, we had net assets applicable to our common stock of approximately $1.4 billion and total assets of approximately $2.2 billion.
     The following table sets forth information about our outstanding securities as of June 30, 2010 (the information in the table is unaudited; and amounts are in 000s):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Actual Amount
Title of Class	Amount Authorized	for Our Account	Outstanding
Common Stock	199,990	0	59,866
Series A Mandatory Redeemable Preferred Shares (1)	$110,000	$0	$110,000
Senior Notes, Series G	$75,000	$0	$75,000
Senior Notes, Series I	$60,000	$0	$60,000
Senior Notes, Series K	$125,000	$0	$125,000
Senior Notes, Series M	$60,000	$0	$60,000
Senior Notes, Series N	$50,000	$0	$50,000
Senior Notes, Series O	$65,000	$0	$65,000
Senior Notes, Series P	$45,000	$0	$45,000

(1)	Each share has a liquidation preference of $25.00 ($110 million aggregate liquidation preference for outstanding shares).
     Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020.

FEES AND EXPENSES
     The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The Annual Expense table below assumes that leverage is 31.5% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2009.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price)(1)	—%
Offering Expenses Borne (as a percentage of offering price)(2)	—%
Dividend Reinvestment Plan Fees(3)	None
Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%
Percentage of Net Assets Attributable to Common Stock(5)

Annual Expenses:
Management Fees(6)	2.07%
Interest Payments on Borrowed Funds	2.50%
Dividend Payments on Preferred Stock	0.07%
Other Expenses (exclusive of current and deferred income tax expense)	0.44%
Annual Expenses (exclusive of current and deferred income tax expense)	5.08%
Current Income Tax Expense (7)	—%
Deferred Income Tax Expense (7)	25.43%
Total Annual Expenses (including current and deferred income tax expenses)	30.51%

(1)	The sales load will apply only if the common stock to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses as a percentage of the offering price.

(3)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our statement of operations for the fiscal year ended November 30, 2009 and (ii) our average net assets for the fiscal year ended November 30, 2009.

(6)	Pursuant to the terms of the investment management agreement between us and KAFA, the management fee is calculated at an annual rate of 1.375% of our average total assets (excluding net deferred income tax assets, if any). Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement.”

(7)	For the fiscal year ended November 30, 2009, we recorded no current tax expense and net deferred tax expense of $197 million attributable to our net investment loss, realized losses and unrealized gains.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”
Example
     The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses before tax are as stated in the Annual Expense table above for the entire period. The following example assumes that all distributions are reinvested at net asset value, assumes an annual rate of return of 5% on our portfolio securities, and expenses include income tax expense associated with the 5% assumed rate of return on such portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$61	$185	$313	$653
     THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses (exclusive of current and deferred income tax expense)” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF DEBT, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS
     The Financial Highlights for the period September 28, 2004 through November 30, 2004 and the fiscal years ended November 30, 2005, 2006, 2007, 2008 and 2009, including accompanying notes thereto and the reports of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders for the year ended November 30, 2009 contained in our Form N-CSR filed with the SEC on February 8, 2010 are hereby incorporated by reference into, and are made part of, this prospectus. A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

SENIOR SECURITIES
     Information about our outstanding senior securities (including ARP Shares, Senior Notes and other indebtedness) is shown in the following table as of each fiscal year ended November 30 since we commenced operations. The information for the fiscal years ended 2005, 2006, 2007, 2008 and 2009, and for the period ended November 30, 2004 has been derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, whose report thereon is included in the financial statements incorporated by reference herein.

			Asset Coverage
			Per $1,000	Involuntary
			of Principal	Liquidating
		Total Amount	or Liquidation	Preference Per	Average Market
		Outstanding(1)	Preference	Amount(2)	Value Per
Year	Title of Security	($ in 000s)	Amount	($ in 000s)	Unit(3)
2004	N/A	N/A	N/A	N/A	N/A

2005
	Senior Notes
	Series A	$85,000	$4,873	$85,000	N/A
	Series B	85,000	4,873	85,000	N/A
	Series C	90,000	4,873	90,000	N/A
	ARP Shares	75,000	3,782	75,000	N/A

2006
	Senior Notes
	Series A	$85,000	$4,497	$85,000	N/A
	Series B	85,000	4,497	85,000	N/A
	Series C	90,000	4,497	90,000	N/A
	Series E	60,000	4,497	60,000	N/A
	Revolving Credit Facility	17,000	4,497	17,000	N/A
	ARP Shares	75,000	3,678	75,000	N/A

2007
	Senior Notes
	Series A	$85,000	$3,284	$85,000	N/A
	Series B	85,000	3,284	85,000	N/A
	Series C	90,000	3,284	90,000	N/A
	Series E	60,000	3,284	60,000	N/A
	Series F	185,000	3,284	185,000	N/A
	Revolving Credit Facility	97,000	3,284	97,000	N/A
	ARP Shares	75,000	2,920	75,000	N/A

			Asset Coverage
			Per $1,000	Involuntary
			of Principal	Liquidating
		Total Amount	or Liquidation	Preference Per	Average Market
		Outstanding(1)	Preference	Amount(2)	Value Per
Year	Title of Security	($ in 000s)	Amount	($ in 000s)	Unit(3)
2008
	Senior Notes
	Series G	$75,000	$3,389	$75,000	N/A
	Series H	20,000	3,389	20,000	N/A
	Series I	60,000	3,389	60,000	N/A
	Series J	24,000	3,389	24,000	N/A
	Series K	125,000	3,389	125,000	N/A
	ARP Shares	75,000	2,718	75,000	N/A

2009
	Senior Notes
	Series G	$75,000	$4,009	$75,000	N/A
	Series I	60,000	4,009	60,000	N/A
	Series K	125,000	4,009	125,000	N/A
	Series M	60,000	4,009	60,000	N/A
	Series N	50,000	4,009	50,000	N/A
	ARP Shares	75,000	3,333	75,000	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable, as senior securities are not registered for public trading.

MARKET AND NET ASSET VALUE INFORMATION
     Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.
     Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”
     The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
				Net Asset Value Per	Premium/ (Discount) of Quarter-End
	Quarterly Closing Sales Price			Share of Common	Sales Price to Net Asset
	High	Low	Sales Price	Stock(1)	Value(2)
Fiscal Year 2010
Second Quarter	$27.46	$24.75	$25.25	$21.90	15.3%
First Quarter	26.31	22.99	24.86	22.23	11.8
Fiscal Year 2009
Fourth Quarter	$24.95	$20.24	$24.43	$20.13	21.4%
Third Quarter	22.25	19.17	20.35	18.02	12.9
Second Quarter	21.00	14.96	21.00	17.04	23.2
First Quarter	19.84	11.12	17.32	14.84	16.7
Fiscal Year 2008
Fourth Quarter	$27.39	$12.17	$13.37	$14.74	(9.3)%
Third Quarter	31.43	25.34	27.13	25.09	8.1
Second Quarter	30.87	26.21	30.68	28.00	9.6
First Quarter	31.00	27.10	29.55	28.41	4.0

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.
     On June 30, 2010, the last reported sales price of our common stock on the NYSE was $26.17, which represented a premium of approximately 11.9% to the NAV per share reported by us on that date.
     As of June 30, 2010, we had approximately 59.9 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $1.4 billion.

USE OF PROCEEDS
     Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.
     To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months in most circumstances. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.
     Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.
     As of the date of this prospectus, we had $1 million borrowed on our credit facility. The credit facility has a three-year commitment terminating on June 11, 2013. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.75% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00% depending on asset coverage ratios. We will pay a fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility.

RISK FACTORS
     Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.
Risks Related to Our Investments and Investment Techniques
Investment and Market Risk
     An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.
Energy Sector Risk
     Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:
     Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or curtailed drilling activity due to low commodity prices.
     Economic Risks. A sustained decline in demand for natural gas, natural gas liquids, crude oil, coal or other energy commodities could also adversely affect the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.
     Depletion and Exploration Risk. Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and Midstream Energy Companies are engaged in the production of such commodities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
     Regulatory Risk. MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

     Commodity Pricing Risk. The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices that remain at such level or higher may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Midstream Energy Companies.
     Acquisition Risk. The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distribution. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash available for distribution. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
     Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP securities may decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our securities may decline if interest rates rise.
     Affiliated Party Risk. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
     Catastrophe Risk. The operations of MLPs and other Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.
     Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
     MLP Risks. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.
     Concentration Risk. Our investments will be concentrated in one or more industries within the energy sector. The focus of our portfolio on a specific industry or industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in such sector. At times the performance of securities of companies in the energy sector will lag the performance of other industries or sectors or the broader market as a whole.
     Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs and other Midstream Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and other Midstream Energy Companies, and could therefore adversely affect their securities.
MLPs and Other Midstream Energy Company Risk
     MLPs and other Midstream Energy Companies are also subject to risks that are specific to the industry they serve.
     MLPs and other Midstream Energy Companies that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
     MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others. Further, extremely high commodity prices that remain at such level or higher may adversely affect the demand for services provided by MLPs and other Midstream Energy Companies.
     MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.
     MLPs and other Midstream Energy Companies engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.

     MLPs and other Midstream Energy Companies engaged in marine transportation are exposed to many of the same risks as MLPs and other Midstream Energy Companies as summarized above. In addition, the highly cyclic nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of marine transportation companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for oil and oil products. Historically, the marine transportation markets have been volatile because many conditions and factors can affect the supply and demand for vessel capacity. Changes in demand for transportation of oil, refined products, natural gas liquids and liquefied natural gas over longer distances and supply of vessels to carry such commodities may materially affect revenues, profitability and cash flows of marine transportation companies.
     The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining vessel values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such companies’ liquidity.
     Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of marine transportation company earnings.
Cash Flow Risk
     A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions depends upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.
Capital Markets Risk
     Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Tax Risks
     Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.
     Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.
     Deferred Tax Risks. As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.
     We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.
     Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.
     To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.
     If a valuation allowance is required to reduce a deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.
     Deferred Tax Risks of Investing in our Common Stock. A reduction in the return of capital portion of the distributions that we receive or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution, paid to common stockholders, treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common stockholders. See the “Tax Matters” in this prospectus and also in our SAI.

Equity Securities Risk
     MLP common units and other equity securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.
     Certain of the MLPs and other Midstream Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.
Risks Associated with an Investment in Initial Public Offerings (“IPOs”)
     Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.
     IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.
Risks Associated with a Private Investment in a Public Entity (“ PIPE”) Transaction
     PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Privately Held Company Risk
     Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “ — Liquidity Risk” below.

Liquidity Risk
     Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the NYSE, NYSE Alternext U.S. (formerly know as the American Stock Exchange), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.
     We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
     Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.
Non-Diversification Risk
     We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of May 31, 2010, we held investments in approximately 45 issuers.
     As of May 31, 2010, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of May 31, 2010, there were 68 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.
     As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.
     As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Interest Rate Risk
     Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and may decline when interest rates increase. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.
     Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
Interest Rate Hedging Risk
     We may in the future hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to Kayne Anderson’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that Kayne Anderson’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.
Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines.
Portfolio Turnover Risk
     We anticipate that our annual portfolio turnover rate will range between 10%-15%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital and would have the effect of lowering our basis in such investment. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains based on the difference between our basis in the investment and the sales price. As a result, we may be required to pay taxes on such sales even if the sales price is below the original purchase price. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”
Derivatives Risk
     We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.
     We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.
     Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.
     We segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.
     The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement. As of June 30, 2010, we had no interest rate swaps outstanding.
     Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.
Short Sales Risk
     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.
     Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.
Debt Securities Risks
     Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.
     Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.
     Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
     In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our SAI.
Risks Related to Our Business and Structure
Use of Leverage
     We currently utilize Leverage Instruments and intent to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of June 30, 2010, our Leverage Instruments represented approximately 26.4% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.
     As of June 30, 2010, we had $480 million of debt outstanding, and had $1 million borrowed under our revolving credit facility. Our revolving credit facility has a term of three years and matures on June 11, 2013. Our Senior Notes have maturity dates ranging from 2011 to 2015. As of the date of this prospectus, we have no borrowings under our revolving credit facility and are in the process of renewing such facility. If we are unable to renew this facility or if we are unable to refinance our Senior Notes as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.
Interest Rate Risk
     Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Two series of our Senior Notes pays interest expense based on short-term interest rates and our interest expense on borrowings under our credit facility is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we intend to manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.
     MLP yields are susceptible in the short-term to fluctuations in interest rates and may decline when interest rates increase. Because we will principally invest in MLP equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “— Risks Related to Our Investments and Investment Techniques — Energy Sector Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for our senior securities.
Mandatory Redeemable Preferred Shares Accounting Designation Risk
     We believe that because our mandatory redeemable preferred shares have a fixed term, under generally accepted accounting principles, we will need to classify those outstanding preferred shares as debt securities on our financial statements.
Management Risk; Dependence on Key Personnel of Kayne Anderson
     Our portfolio is subject to management risk because it is actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.
     We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne

Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.
Conflicts of Interest of Kayne Anderson
     Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.
     Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.
     KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a business development company listed on the NYSE under the ticker “KED,” and KA First Reserve, LLC, a private investment fund with approximately $525 million in total assets and $250 million of undrawn equity commitments as of June 30, 2010, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.
     Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.
     From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
     We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.
     In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partnership interests we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
     There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.
     As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.
     The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”
Certain Affiliations
     We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc., or FINRA, member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.
Competition Risk
     At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. There are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, tax law changes have increased, and future tax law changes may again increase, the ability of mutual funds and other regulated investment companies to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but future tax law changes could adversely impact our ability to make desired investments in the MLP market. As a taxable corporation, we are not subject to the limitations on investments in MLPs that apply to mutual funds and other regulated investment companies under current tax law.
Valuation Risk
     Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value.”
Anti-Takeover Provisions
     Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”
Additional Risks Related to Our Common Stock
Market Discount From Net Asset Value Risk
     Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of June 30, 2010 was $26.17 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of June 30, 2010 were $23.39 and 11.9%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.
Leverage Risk to Common Stockholders
     The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.
     Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or preferred stock, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.
     Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.
     Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.
     In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.
     Certain types of leverage including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock in certain instances. In addition, we are subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

     While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
     Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”
Additional Risks Related to Our Preferred Stock
     An investment in our preferred stock is subject to the following additional risks:
Ratings and Asset Coverage Risk
     Moody’s and Fitch have assigned ratings of “Aaa” and “AAA,” respectively, to our outstanding Series G, I, K, M and N Senior Notes. On December 23, 2009, Moody’s announced that it has placed on review for possible downgrade our Series G, I, K, M and N Senior Notes. On February 17, 2010, Moody’s announced that it had downgraded the Series G, I, K, M and N Senior Notes of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) to “Aa1” from “Aaa”. KYE is an affiliated fund managed by Kayne Anderson. If Moody’s rates our Senior Notes in a similar fashion, we do not anticipate such ratings will have a material impact on our business or financial prospects. On May 7, 2010, Fitch assigned ratings of “AAA” to our Series O and P Senior Notes and “AA” to our Series A MRP Shares. We did not request a rating from a nationally recognized statistical rating organization other than Fitch.
     A rating may not fully or accurately reflect all of the credit and market risks associated with a senior security. A rating agency could downgrade our senior securities, which may make your securities less liquid in the secondary market. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

     To the extent that preferred stock offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding Series A MRP Shares and Senior Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.
     We have issued Senior Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Senior Notes, any debt securities and our preferred stock.
     We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.
Senior Leverage Risk to Preferred Stockholders
     Because we have outstanding Borrowings and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends or distributions on our preferred stock unless we satisfy certain conditions. We are also prohibited from declaring, paying or making any distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock — Limitations on Distributions.”
     Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Capital Stock — Limitations on Distributions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.
Inflation Risk
     Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your investment in our preferred stock or the income from that investment will be worthless in the future than the amount you originally paid. As inflation occurs, the real value of our preferred stock and dividends payable to holders of our preferred stock declines.

DISTRIBUTIONS
     We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

			Amount of	Additional Shares
		Percentage of Common	Corresponding	of Common Stock
		Stockholders Electing	Reinvestment	Issued through
	Amount of	to Participate in	through Dividend	Dividend
Distribution Payment Date	Distribution	Dividend Reinvestment	Reinvestment	Reinvestment
to Common Stockholders	Per Share	Program	Program(1)	Program(1)
January 14, 2005	$0.2500	65%	$5,401	223
April 15, 2005	0.4100	51	7,042	288
July 15, 2005	0.4150	47	6,571	250
October 14, 2005	0.4200	44	6,251	249
January 12, 2006	0.4250	42	6,627	264
April 13, 2006	0.4300	39	6,313	203
July 13, 2006	0.4400	37	6,184	204
October 13, 2006	0.4500	34	5,864	218
January 12, 2007	0.4700	32	5,718	200
April 13, 2007	0.4800	32	5,796	169
July 12, 2007	0.4900	29	6,070	174
October 12, 2007	0.4900	28	6,001	197
January 11, 2008	0.4950	28	5,997	206
April 11, 2008	0.4975	28	5,987	217
July 11, 2008	0.5000	26	5,757	209
October 10, 2008	0.5000	26	5,743	318
January 9, 2009	0.5000	26	5,650	344
April 17, 2009	0.4800	24	5,126	287
July 10, 2009	0.4800	23	4,981	263
October 9, 2009	0.4800	23	5,775	285
January 15, 2010	0.4800	23	5,584	248
April 16, 2010	0.4800	22	6,169	236
July 9, 2010	0.4800	*	*	*

*	Information is not yet available for this period.

(1)	Numbers in thousands.
     We intend to continue to pay quarterly distributions to our common stockholders, funded in part by the cash and other income generated from our portfolio investments. The cash and other income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us, other payments on securities owned by us and income tax benefits, if any, less current or anticipated operating expenses, taxes on our taxable income, if any, and our leverage costs. We expect that a significant portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.
     Our quarterly distributions to common stockholders, if any, will be determined by our Board of Director and will be subject to meeting the covenants of our senior securities and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

     We pay dividends on the Series A MRP Shares in accordance with the terms thereof. The holders of the Series A MRP Shares shall be entitled to receive quarterly cumulative cash dividends, when, as and if authorized by the Board of Directors at a rate equal to 5.57% per annum. Dividend payment dates with respect to the Series A MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each quarterly dividend period. Quarterly dividend periods end on February 28, May 31, August 31 and November 30 of each year.
     The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.
     Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our distributions will be paid from sources other than our current or accumulated earnings and profits. The portion of the distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN
     We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.
     No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
     (1) The number of share to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.
     (2) Our Board of Directors may, in its sole discretion, instruct us to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.
     You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
     The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.
     There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”
     If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
     The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES
     Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.
     The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:
•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.
     Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.
Description of MLPs
     Master Limited Partnerships. Master limited partnerships are entities that are structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests — general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.
     Master limited partnerships organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units. The general partner of the master limited partnership is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights, or IDRs, in addition to its general partner interest in the master limited partnership.
     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.
     MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and marine transportation MLPs and upstream MLPs.
•	Midstream MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electrical generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which in turn is used as a raw material in the steel manufacturing process).

•	Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.
     For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.
Our Portfolio
     At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of Midstream Energy Companies, (iii) equity securities of private companies and (iv) debt securities. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.
Investment Practices
     Hedging and Other Risk Management Transactions. We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
     We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the dividends and interest paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.
     We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”
     Use of Arbitrage and Other Strategies. We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”
     We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We do not anticipate that these strategies will comprise a substantial portion of our investments. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”
     We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 10%-15%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE
     We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of June 30, 2010, our Leverage Instruments represented approximately 26.4% of our total assets. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.
     Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.
     The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”
     The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.
     Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.
     The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.
     In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e. sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.
     Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. We intend, to the extent possible to maintain asset coverage on such preferred stock of at least 200%. If necessary, we will purchase or redeem our preferred stock to maintain an asset coverage ratio of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.
     We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position.”
Effects of Leverage
     As of June 30, 2010, we had seven series of Senior Notes outstanding with a total principal amount of $480 million. Five of the series of the Senior Notes have fixed interest rates and two series have floating interest rates. The following Senior Notes have fixed interest rates: Series G Notes — 5.645% ($75 million outstanding); Series I Notes — 5.847% ($60 million outstanding); Series K Notes — 5.991% ($125 million outstanding); Series M Notes — 4.560% ($60 million outstanding) and Series O — 4.21% ($65 million). The Series N and Series P Senior Notes are floating rate notes whose interest payments are based on 3-month LIBOR plus 1.85% ($50 million outstanding) and 3-month LIBOR plus 1.60% ($45 million outstanding), respectively.
     The interest rates payable by us on our borrowings made under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS AG, Citibank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to LIBOR plus 1.75% per annum based on current asset coverage ratios. As of June 30, 2010, there was $1 million borrowed under our revolving credit facility. We pay a commitment fee equal to a rate of 0.40% per annum on any unused amounts of the $100 million commitment for the revolving credit facility. As of June 30, 2010, the dividend rate for the Series A MRP Shares was 5.57%. Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.97%. Income generated by our portfolio as of June 30, 2010 (net of our estimated related expenses) must exceed 2.84% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.
     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” The table further reflects the issuance of Leverage Instruments representing 26.4% of our total assets (actual leverage at June 30, 2010), net of expenses, and our estimated leverage costs of 4.97%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreement.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(18.6)%	(10.7)%	(2.7)%	5.3%	13.3%
     Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our cash and other income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KA Fund Advisors, LLC. Our Board currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.
Investment Adviser
     KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended, or Advisers Act. KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P., a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.
     Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Jody C. Meraz, Marc A. Minikes and Ian S. Sinnott.
     Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
     Richard A. Kayne is Chief Executive Officer of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

     Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.
     David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.
     Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.
     James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.
     Jody C. Meraz is a research analyst for Kayne Anderson. He is responsible for providing research coverage and analytical support in the MLP industry. Prior to joining Kayne Anderson in 2005, Mr. Meraz was an analyst in the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. in Economics from the University of Texas at Austin in 2001.
     Marc A. Minikes is a research analyst for Kayne Anderson. He is responsible for providing research coverage of the marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.
     Ian S. Sinnott is a research analyst for Kayne Anderson. He is responsible for providing research coverage in royalty and income trusts and MLPs. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.

     Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.
     The principal office of our investment adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.
Investment Management Agreement
     Pursuant to an investment management agreement, or the Investment Management Agreement, between us and KAFA, effective for periods commencing on or after December 12, 2006, we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets.
     For purposes of calculation of the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.
     In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 12, 2009, so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.
     Because Kayne Anderson’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 27.8% of our total assets as of November 30, 2009.
     A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with Kayne Anderson is available in our November 30, 2009 Annual Report to Stockholders.

NET ASSET VALUE
     We determine our net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred and other accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.
     We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:
•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
     We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

     For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.
     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
     Because we are a corporation that is obligated to pay income taxes we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.
     We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income or loss.
     Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.
     To the extent we have a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.
     Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.
     If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

DESCRIPTION OF CAPITAL STOCK
     The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
     Our authorized capital consists of 195,590,000 shares of common stock, $0.001 par value per share; 4,400,000 shares of Series A Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series A MRP Shares”); 7,000 shares of Series D Auction Rate Preferred Stock, $0.001 par value per share (the “ARP Shares”); and 3,000 shares of undesignated preferred stock, $0.001 par value per share (the “Series D Shares”). There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
     Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the Series A MRP Shares, from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest. Under Maryland law, stockholders generally are not liable for our debts or obligations.
Common Stock
     General. As of June 30, 2010, we had 59,866,285 shares of common stock outstanding, 4,400,000 Series A MRP Shares outstanding, no ARP Shares outstanding and no Series D Shares outstanding. Shares of our common stock are listed on the NYSE under the symbol “KYN.”
     All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.
     Distributions. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore.
     The yield on our common stock will likely vary from period to period depending on factors including the following:
•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

•	our net assets and operating expenses.
Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.
     Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our Series A MRP Shares or other series of our preferred stock as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends on the preferred stock, (2) we have redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred stock, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions and (5) there is no event of default existing under the terms of the Senior Notes, in each case, after giving effect to such distributions. See “Leverage.”
     So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of the Senior Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.
     Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the Series A MRP Shares.
     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.
     Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.
     At our 2009 Annual Meeting of Stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above our net asset value per share, subject to certain conditions. Approval for this proposal lasts for one year (it expires on the date of our 2010 Annual Meeting of Stockholders). We intend to set forth a similar proposal at our 2010 Annual Meeting of Stockholders, as well as in subsequent years.
Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws
     The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
     Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2011, 2012 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
     Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
     Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
     Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
     Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
     Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.
Preferred Stock
     General. As of June 30, 2010, there were 4,400,000 issued and outstanding shares of Series A MRP Shares, totaling $110 million with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:
•	the form and title of the security;

•	the aggregate liquidation preference of the preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.

     Redemption of the ARP Shares.
     On May 7, 2010, we provided notice of an optional redemption of all 3,000 of our issued and outstanding ARP Shares to the holders of the ARP Shares and to the auction agent and paying agent of the ARP Shares, with a redemption payment date which occurred on May 28, 2010. On May 7, 2010, we used a portion of the proceeds of the private placement of Series A MRP Shares, Series O Notes and Series P Notes, and irrevocably deposited with the paying agent of the ARP Shares the funds necessary to effect such redemption. Pursuant to the Articles Supplementary for the ARP Shares, as a result of giving the notice of redemption to the auction agent for the ARP Shares and irrevocably depositing funds sufficient to redeem the ARP Shares with such paying agent, the ARP Shares shall not be deemed to be outstanding for purposes of calculating whether we have maintained the basic maintenance amount for the ARP Shares as set forth under the applicable rating agency guidelines or the 1940 Act asset coverage requirement of at least 200% with respect to our outstanding securities which are stock. The holders of the ARP Shares have a right to receive the redemption price per share ($25,000 per share plus accumulated dividends, whether or not earned or declared, through the day prior to the redemption payment date).

     Terms of the Series A MRP Shares and the Preferred Stock That We May Issue
     Preference. Preferred Stock (including outstanding Series A MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any Series A MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any Series A MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the Series A MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines, (3) all accrued and unpaid dividends on the Series A MRP Shares have been paid and (4) all redemptions required in respect of the Series A MRP Shares have been effectuated. The Series A MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the Series A MRP Shares. Such rights incorporated by reference into the Series A MRP Shares Articles Supplementary shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.
     Dividends and Dividend Periods.
     General. Holders of the Series A MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.
     Fixed Dividend Rate, Payment of Dividends and Dividend Periods. The applicable rate for the Series A MRP Shares is 5.57% per annum and may be adjusted upon a change in the credit rating of the Series A MRP Shares. Dividends on the Series A MRP Shares will be payable quarterly. The initial dividend period for the Series A MRP Shares commenced on May 7, 2010 and ended on May 31, 2010 and each subsequent dividend period will be a quarterly period (or the portion thereof occurring prior to the redemption of such MRP Shares). Subsequent dividend periods will end on August 31, November 30, February 28 and May 31. Dividends will be paid on the dividend payment date, the first business day following the last day of each quarterly dividend period, and upon redemption of the Series A MRP Shares.

     Adjustment to Fixed Dividend Rate – Ratings. So long as Series A MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate. If the lowest credit rating assigned on any date to outstanding Series A MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding Series A MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A –”	0.5%
“BBB+” to “BBB –”	2.0%
“BB+” and lower	4.0%
     If no rating agency is rating outstanding Series A MRP Shares, the Dividend Rate (so long as no rating exists) applicable to the Series A MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on the Series A MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.
     Default Rate —- Default Period. The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Series A MRP Shares will commence on a date we fail to deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m., New York City time, (i) the full amount of any dividends on the Series A MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).
     In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid.
     No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

     Upon failure to pay dividends for two years or more, the holders of Series A MRP Shares will acquire certain additional voting rights. See “Description of Securities — Preferred Stock — Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of Series A MRP Shares upon any failure to pay dividends on Series A MRP Shares.
     Distributions. Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.
     Redemption.
     Term Redemption. We are required to redeem all of the Series A MRP Shares on May 7, 2017 (the “Term Redemption Date”).
     Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per Series A MRP Share shall be the $25.00 per share (the “Series A Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on the Series A MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption, plus an amount determined in accordance with the Articles Supplementary which compensates the holders of the Series A MRP Shares for certain losses resulting from the early redemption of the Series A MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares within 180 days prior to the Term Redemption Date, at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether of not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.
     In addition to the rights to optionally redeem the Series A MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the Articles Supplementary of the Series A MRP Shares, we, upon not less than 20 days nor more than 40 days notice as provided below, may redeem the Series A MRP Shares at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares that may be so redeemed shall not exceed an amount of the Series MRP Shares which results in a asset coverage of more than 250% pro forma for such redemption.

     We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of Series A MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.
     Mandatory Redemption. If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Series A Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Series A MRP Liquidation Preference Amount.
     The number of Series A MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding Series A MRP Shares divided by the aggregate number of outstanding shares of preferred stock (including the Series A MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the Series A MRP Shares) the redemption of which, would result in us satisfying the Series A MRP Shares Asset Coverage and Series A MRP Shares basic maintenance amount as of the Asset Coverage Cure Date (provided that, if there is no such number of Series A MRP Shares the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all Series A MRP Shares then outstanding).
     We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, (the “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to by the holders of a 1940 Act Majority of the Outstanding Preferred Shares pursuant to Section 4(f)(iii) under the Articles Supplementary of the Series A MRP Shares or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of Series A MRP Shares which we would be required to redeem under subparagraph (a)(iii) of Section 3 of the Articles Supplementary of the Series A MRP Shares if sufficient funds were available, together with shares of other Preferred Stock which are subject to mandatory redemption under provisions similar to those contained in the Articles Supplementary for the Series A MRP Shares, we shall redeem those Series A MRP Shares, and any other Preferred Stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.
     If fewer than all of the outstanding Series A MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of Series A MRP Shares in proportion to the number of shares they hold.
     Redemption Procedure. In the event of a redemption, we will file a notice of our intention to redeem any Series A MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision. We also shall deliver a notice of redemption to the paying agent and the Holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).
     If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

     Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no Series A MRP Shares may be redeemed unless all dividends in arrears on the outstanding Series A MRP Shares and any of our outstanding shares ranking on a parity with the Series A MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Series A MRP Shares.
     Except for the provisions described above, nothing contained in the Articles Supplementary for the Series A MRP Shares limits our legal right to purchase or otherwise acquire any Series A MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Series A MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) we make an offer to purchase or otherwise acquire any Series A MRP Shares pro rata to the holders of all of the Series A MRP Shares at the time outstanding upon the same terms and conditions.
     Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

     Limitations on Distributions. So long as we have senior securities representing indebtedness (including Senior Notes) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2)  the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the Series A MRP Shares have been declared and paid, (4) we have redeemed the full number of Series A MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the Series A MRP Shares and (5) there is no event of default under the terms of the Senior Notes, in each case, after giving effect to such distribution.
     Liquidation Rights. In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.
     Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.
     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.
     The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a) (42) of the 1940 Act (a “1940 Act Majority”), voting as a separate class, will be required to (1) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act and (2) amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the Series A MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the Series A MRP Shares have been declared and paid and (4) we have redeemed the full number of Series A MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the Series MRP Shares.
     Market. Our Series A MRP Shares are not listed on an exchange or an automated quotation system.
     The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.
     Book-Entry, Delivery and Form. Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.
     We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.
     A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.
     Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent. The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares and unless otherwise stated in a prospectus supplement is expected to serve in the same capacities for newly-issued preferred stock.
Debt Securities
     Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.
     General. As of June 30, 2010, we had seven series of Senior Notes outstanding with a total principal amount of $480 million. Five of the series of the Senior Notes have fixed interest rates and two series have floating interest rates. The following Senior Notes have fixed interest rates: Series G Notes — 5.645% ($75 million outstanding); Series I Notes — 5.847% ($60 million outstanding); Series K Notes — 5.991% ($125 million outstanding); Series M Notes — 4.560% ($60 million outstanding) and Series O Notes — 4.21% ($65 million). The Series N Notes and the Series P Notes are floating rate notes whose interest payments are based on 3-month LIBOR plus 1.85% ($50 million outstanding) and 3-month LIBOR plus 1.60% ($45 million), respectively. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.
     Interest. The fixed rate Senior Notes will bear interest from the date of issuance at a fixed rate equal to 5.645% on the Series G Notes; 5.847% on the Series I Notes; 5.991% on the Series K Notes; 4.560% on the Series M Notes; and 4.21% on the Series O Notes. The interest rates payable on the Series N Notes will vary based on 3-month LIBOR plus 1.85% and the interest rates payable on the Series P Notes will vary based on 3-month LIBOR plus 1.60%. Interest on debt securities shall be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.
     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by guidelines of two rating agencies that issued ratings for the Senior Notes (Moody’s and Fitch for the Series G, I, K, M and N Notes and Fitch for the Series O and P Notes), including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock – Preferred Stock – Limitations on Distributions.”
     Prepayment. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes, which are the Series G, I, K, M and O Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes, which are the Series N and P Notes, is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     Events of Default and Acceleration of Senior Notes; Remedies. Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:
•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KA Fund Advisors, LLC or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5.0 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Senior Notes that are typical for Borrowings of this type.
     Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.
     Voting Rights. Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Market. Our Senior Notes are not listed on an exchange or automated quotation system.
     Paying Agent. The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

RATING AGENCY GUIDELINES
     The rating agencies, which assign ratings to our senior securities and preferred stock, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. Our Series A MRP Shares are currently rated “AA” by Fitch. The Series G, I, K, M and N Notes are currently rated Aaa and AAA by Moody’s and by Fitch, respectively, and the Series O and P Notes are currently rated AAA by Fitch. Moody’s and Fitch, and any other agency that may rate our debt securities (including the Senior Notes) or preferred stock (including the Series A MRP Shares) in the future, are collectively referred to as the “rating agencies.”
     We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any rating agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. Our Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each rating agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the rating agency or agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.
     We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific Rating Agency Guidelines (each a “basic maintenance amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.
     Basic Maintenance Amounts. We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the basic maintenance amount, which is calculated separately for debt securities and preferred stock for each rating agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable basic maintenance amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.
     The applicable basic maintenance amount is defined in the Rating Agency’s Guidelines. The discounted value of our eligible assets is calculated in accordance with the Rating Agency Guidelines. The rating agency may amend the definition of basic maintenance amount and the manner of calculating the discounted value of our eligible assets from time to time.
     Each rating agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable basic maintenance amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable rating agency, without our approval, or the approval of our Board of Directors or stockholders.
     A Rating Agency’s Guidelines will apply to the senior securities or preferred stock only so long as that rating agency is rating such securities or preferred stock, respectively. We will pay certain fees to Moody’s, Fitch and any other rating agency that we may request to provide a rating for the senior securities or preferred stock.
     The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be subject to revision or withdrawal by the assigning rating agency at any time.
     1940 Act Asset Coverage. Under the purchase agreements governing our Senior Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Senior Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.
     If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which Series A MRP Shares are outstanding, the Company must redeem certain of the Series A MRP Shares.
     Notices. Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any rating agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable basic maintenance amount; and (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings.
     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each rating agency will be reflected in a written document and may be amended by each rating agency without the vote, consent or approval of us, the Board of Directors or any of our stockholders.
     A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE
Closed-End Structure
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.
Repurchase of Common Stock and Tender Offers
     In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.
     There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.
     Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.
Possible Conversion to Open-End Fund Status
     Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.
     This section and the discussion in our SAI summarize the material U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.
Federal Income Taxation of Kayne Anderson MLP Investment Company
     We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.
     Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.
     To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.
     Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.
     If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.
     Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.
     Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.
     In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.
     We have not, and we will not, elect to be treated as a regulated investment company under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.
Federal Income Taxation of Holders of Our Common Stock
     Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a tax dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.
     Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.
     Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be treated as “qualified dividend income” that is currently subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Qualified dividend income is currently taxable to noncorporate stockholders at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010. Thereafter, qualified dividend income will be taxed at ordinary income rates unless further legislative action is taken.
     If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable adjustment to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

     If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.
     Sale of Our Common Stock
     The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.
Investment by Tax-Exempt Investors and Regulated Investment Companies
     Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.
     As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.
Backup Withholding and Information Reporting
     Backup withholding of U.S. federal income tax at the rate of 28% may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service, or IRS. Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.
Other Taxation
     Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.
Federal Income Tax Treatment of Holders of Our Preferred Stock
     Under present law, we are of the opinion that Series A MRP Shares constitute our equity, and thus distributions with respect to Series A MRP Shares (other than distributions in redemption of Series A MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such distributions generally will be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock”.

Sale of Our Preferred Stock
     The sale of our preferred stock by holders will generally be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock – Sale of Our Common Stock”. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.
Backup Withholding
     Backup withholding may apply to distributions on our preferred stock, as described above under “Federal Income Taxation of Holders of Our Common Stock – Backup Withholding”.
Other Taxation
     Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments made on or after January 1, 2013. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.
State and Local Taxes
     Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.
Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.
Tax Risks
     Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks.”

PLAN OF DISTRIBUTION
     We may sell our common stock and preferred stock from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public or (5) pursuant to our Dividend Reinvestment Plan.
     The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The prospectus supplement will describe the method of distribution of our securities offered therein.
     Each prospectus supplement relating to an offering of our securities will state the terms of the offering, including:
•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.
     Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
Direct Sales
     We may sell our common stock and preferred stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.
Distribution Through Agents
     We may offer and sell our common stock and preferred stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
     Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.
Distribution Through Underwriters
     We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement will describe the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.
Distribution Through Dealers
     We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.
Distribution Through Remarketing Firms
     One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.
General Information
     Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.
     We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
     If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.
     We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

     We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.
     In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.
     Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
     We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.
     Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.
     In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.
     The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan
     We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT
     American Stock Transfer & Trust Company, or AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.
ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT
     Ultimus Fund Solutions, LLC, or Ultimus, the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
     JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.
     Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.
LEGAL MATTERS
     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, or Paul Hastings, Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page
INVESTMENT OBJECTIVE	SAI-1
INVESTMENT POLICIES	SAI-1
OUR INVESTMENTS	SAI-3
MANAGEMENT	SAI-11
CONTROL PERSONS	SAI-17
INVESTMENT ADVISER	SAI-18
CODE OF ETHICS	SAI-19
PROXY VOTING PROCEDURES	SAI-19
PORTFOLIO MANAGER INFORMATION	SAI-20
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-21
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	SAI-22
TAX MATTERS	SAI-23
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-25
EXPERTS	SAI-25
OTHER SERVICE PROVIDERS	SAI-25
REGISTRATION STATEMENT	SAI-25
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1
EX-99.A2
EX-99.N1

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated      , 201 )

Subject to completion, dated      , 201 .

Shares

Common Stock
$0.001 per share

     We are offering            shares of our common stock. We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). This prospectus supplement, together with the accompanying prospectus dated      , 2010, sets forth the information that you should know before investing.
     Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “KYN.” The last reported sale price of our common stock on  , 201 was            per share. The net asset value per share of our common stock at the close of business on      , 201  was     .
     This investment involves risks. See “Risk Factors” beginning on page 13 of the accompanying Base Prospectus.

	Per Share	Total
Public offering price	$	$
Underwriting discounts	$	$
Proceeds, before expenses, to us	$	$
     We have granted the underwriters an option to purchase up to an additional            shares of our common stock at the public offering price, less the underwriting discount, to cover over-allotments, if any.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

[Underwriter(s)]

The date of this prospectus supplement is      , 201 .

Prospectus Supplement
Prospectus

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus, which we refer to collectively as the “Prospectus.” This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the base prospectus. The base prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the base prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is

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not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.
     You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated               , 2010 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling (877) 657-3863, or by writing to us. Electronic copies of the base prospectus, our stockholder reports and our SAI are also available on our website (www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (www.sec.gov).
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

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PROSPECTUS SUPPLEMENT SUMMARY
     This summary highlights selected information contained elsewhere in this prospectus supplement. This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the SAI, and the financial statements and related notes, before making an investment decision.
The Company
     Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”
     We began investment activities in September 2004 following our initial public offering. As of         , 20 , we had approximately            million shares of common stock outstanding, net assets applicable to our common stock of approximately $        billion and total assets of approximately $        billion.
Investment Adviser
     KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of May 31, 2010, Kayne Anderson and its affiliates managed approximately $9.0 billion, including approximately $4.6 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

The Offering

Common stock offered	shares

Shares outstanding after the offering	shares

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Stockholder Transaction Expense:

Sales load (as a percentage of offering price)%

Net offering expenses borne by us (as a percentage of offering price)%

Dividend Reinvestment Plan Fees	None
(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.
     The number of shares outstanding after the offering assumes the underwriters’ over allotment option is not exercised. If the over allotment option is exercised in full, we will issue and sell an additional            shares.

FINANCIAL HIGHLIGHTS
     Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. Except when noted, the information in this table is derived from our financial statements audited by PricewaterhouseCoopers LLP, whose report on such financial statements is contained in our Annual Report to Stockholders, contained in our Form N-CSR filed with the Securities and Exchange Commission for the year ended November 30, 2009 on February 8, 2010 and incorporated by reference into the SAI, both of which are available from us upon request. The information as of November 30, 2009 and for the period from December 1, 2009 through            , 2010 appears in our unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended                 , 201 . See “Where You Can Find More Information” in this prospectus supplement.
[TO BE FURNISHED AT TIME OF OFFERING]

USE OF PROCEEDS
     We estimate that the net proceeds from the sale of the            shares of common stock that we are offering will be approximately $        million, after deducting the underwriting discount and estimated offering expenses payable by us. If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $ million, after deducting the underwriting discount and estimated offering expenses payable by us.
     We intend to use the net proceeds of the offering from selling shares of our common stock to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness and for general corporate purposes.
     At      , 2010, we had outstanding borrowings on the revolving credit facility of $    and the interest rate was      %. Any borrowings under our revolving credit facility will be used to fund investments in portfolio companies and for general corporate purposes. Any amounts repaid under our revolving credit facility will remain available for future borrowings.
     Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalitives or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

CAPITALIZATION
     The following table sets forth our capitalization (i) as of      , 201 and (ii) as adjusted to give effect to the issuance of the common shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

As of , 201
	Actual	As Adjusted
($ in 000s,
except per share data)
(Unaudited)
Cash and cash equivalents	$	$(1)
Short-Term Debt:
Revolving credit facility	$	$
Long-Term Debt:
Senior Notes Series G(2)	$	$
Senior Notes Series I(2)
Senior Notes Series K(2)
Senior Notes Series M(2)
Senior Notes Series N(2)
Senior Notes Series O(2)
Senior Notes Series P(2)
Total Debt:	$	$
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25 per share (4,400,000 shares issued and outstanding, 4,400,000 shares authorized)(2)	$	$
Common Stockholders’ Equity:
Common Stock, $0.001 par value per share, 195,590,000 shares authorized ( shares issued and outstanding; shares issued and outstanding as adjusted)(2)(3)	$	$
Paid-in capital(4)
Net investment loss, net of income taxes less dividends and distributions
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes
Net unrealized gains on investments and interest rate swap contracts, net of income taxes

Net assets applicable to common Stockholders	$	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective. Pending such investments, we anticipate either investing the proceeds in short-term securities or money market instruments.

(2)	We do not hold any of these outstanding securities for our account.

(3)	This does not include shares that may be issued in connection with the underwriters’ over allotment option.

(4)	As adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of common stock offered hereby ($ ), less $0.001 par value per share of common stock ($ ), less the underwriting discount ($ ) and less the net estimated offering costs borne by us ($ ) related to the issuance of the shares.

UNDERWRITING
[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS
     Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriter by         . Paul, Hastings, Janofsky & Walker LLP and            may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.
WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“ the Exchange Act”) and the Investment Company Act of 1940, as amended, and are required to file reports our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended November 30, 2009. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

     Until               , 201  , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
    Shares
Common Stock

PROSPECTUS SUPPLEMENT

[Underwriter(s)]
          , 201

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated         , 201   )

Subject to completion, dated                , 201 .

Mandatory Redeemable Preferred Shares
Liquidation Preference $               share
Mandatorily Redeemable                , 20

     Kayne Anderson MLP Investment Company (the “Company,” “we”, “us” or “our”) is a nondiversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return for our investors by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).
     We are offering our mandatory redeemable preferred stock (referred to as “Mandatory Redeemable Preferred Shares” or “MRP Shares”) with an aggregate liquidation preference of $           in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated                , 2010 (the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any MRP Shares. You should read this prospectus supplement and the prospectus prior to purchasing any MRP Shares.
     Investors in MRP Shares will be entitled to receive cash dividends at an annual rate of          % per annum. Dividends on the MRP Shares will be payable monthly. The initial dividend period for the MRP Shares will commence on the issue date and end on                , 20   . Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MRP Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the MRP Shares. Dividends with respect to any monthly dividend period will be declared and paid to holders of record of MRP Shares as their names appear on our books and records at the close of business on the       th day of the last month in such monthly dividend period (or if such day is not a business day, the next preceding business day).
     We are required to redeem the MRP Shares on               , 201  . In addition, MRP Shares are subject to optional and mandatory redemption by us in certain circumstances described in this prospectus supplement.
     Application has been made to list the MRP Shares on the New York Stock Exchange (the “NYSE”) under the symbol “KYN Pr          ” so that trading on such exchange will begin within           days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the MRP Shares and a market for the MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in MRP Shares will be illiquid.
     We intend to use the net proceeds from the sale of MRP Shares, along with borrowings under our credit facility, to                  . See “Prospectus Supplement Summary — The Offering.”
     Investing in MRP Shares involves certain risks. See “Risk Factors” beginning on page 13 of the prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-MRPS-15 of this prospectus supplement.

	Per Share	Total
Public offering price	$	$
Underwriting discounts	$	$
Proceeds, before expenses, to us(1)(2)	$	$

(1)	Does not include offering expenses payable by us estimated to be $ .

(2)	We have granted the underwriters the option to purchase up to an additional MRP Shares from us at the public offering price, less the underwriting discount, to cover over-allotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise their overallotment option in full, the total public offering price will be $ and the total underwriting discount will be $ . The proceeds to us will then be $ , before deducting offering expenses.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The underwriters expect to deliver the MRP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about                , 201  .

[Underwriter(s)]

The date of this prospectus supplement is           , 201  .

     The offering is conditioned upon the MRP Shares receiving a rating of not less than “      ” from Moody’s and Fitch.
     This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus or the Statement of Additional Information dated            , 2010 (the “SAI”) , as supplemented from time to time, are available by calling (877) 657-3863 or by writing to us, or you may obtain copies (and other information regarding us) from the SEC’s web site (www.sec.gov). You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering. Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in the Articles Supplementary setting forth the rights and preferences of the MRP Shares (the “Articles Supplementary”). The Articles Supplementary are available from us upon request.
     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement.
     The MRP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement

Page
Cautionary Notice Regarding Forward-Looking Statements	S-MRPS-ii
Prospectus Supplement Summary	S-MRPS-1
Financial Highlights	S-MRPS-5
Use of Proceeds	S-MRPS-6
Capitalization	S-MRPS-7
Asset Coverage Requirements	S-MRPS-8
Description of Mandatory Redeemable Preferred Shares	S-MRPS-9
Federal Income Tax Matters	S-MRPS-13
Risks of Investing in Mandatory Redeemable Preferred Shares	S-MRPS-15
Underwriting	S-MRPS-16
Where You Can Find More Information	S-MRPS-17
Legal Matters	S-MRPS-17
Prospectus
     You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision. Neither we nor the Underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these MRP Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

S-MRPS-i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in the “Risks of Investing in Mandatory Redeemable Preferred Shares” section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in MRP Shares.

S-MRPS-ii

PROSPECTUS SUPPLEMENT SUMMARY
     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the SAI, especially the information set forth under the heading “Risk Factors” beginning on page 13 of the accompanying prospectus and “Risks of Investing in Mandatory Redeemable Preferred Shares” beginning on page S-MRPS-15 of this prospectus supplement.
The Company
     Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”
     We began investment activities in September 2004 following our initial public offering. As of         , 201 , our net asset value per share of common stock was $    .
Investment Adviser
     KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), Both KAFA and Kacalp are a SEC-registered investment advisers. As of May 31, 2010, Kayne Anderson and its affiliates managed approximately $9.0 billion, including approximately $4.6 billion in master limited partnerships (“MLPs”) and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.
     The principal business address of the Adviser is 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

S-MRPS-1

The Offering

MRP Shares Offered	MRP Shares, $ liquidation preference per share ($ aggregate liquidation preference). The MRP Shares are being offered by the underwriters (the “Underwriters”) listed under “Underwriting,” for which are acting as representatives. We have granted the Underwriters the right to purchase up to an additional Shares to cover over-allotments. Unless otherwise specifically stated, the information throughout this prospectus supplement does not take into account the possible issuance to the Underwriters of additional MRP Shares pursuant to their right to purchase additional MRP Shares to cover over-allotments.

Dividend Rate	MRP Shares will pay monthly cash dividend at a rate of % per annum. The dividend rate is subject to adjustment (but will not in any event be lower than %) in certain circumstances. See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Fixed Dividend Rate,” “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings” and “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods — Default Rate — Default Period.”

Dividend Payments	The holders of MRP Shares will be entitled to receive cash dividends when, as and if, authorized by the Board of Directors and declared by us, out of funds legally available therefore. Dividends on the MRP Shares will be payable monthly. The initial dividend period for the MRP Shares will commence on the Original Issue Date and end on and each subsequent dividend period will be a calendar month end (or the portion thereof occurring prior to the redemption of such MRP Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first business day of the month next following a Dividend Period and upon redemption of the MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of the MRP Shares as their names appear on our books and records at the close of business on the th day of the last month in such monthly Dividend Period (or if such day is not a business day, the next preceding business day). See “Description of Mandatory Redeemable Preferred Shares — Dividends and Dividend Periods.”

Term Redemption	We are required to redeem all outstanding MRP Shares on , 201 at a redemption price equal to $ per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Redemption Price”). See “Description of Mandatory Redeemable Preferred Shares — Redemption — Term Redemption.”
S-MRPS-2

Mandatory Redemption for Asset Coverage, Effective Leverage Ratio and MRP Shares Basic Maintenance Amount	Asset Coverage. If we fail to maintain asset coverage of at least % (the “MRP Shares Asset Coverage”) as of the close of business on the last day of any month [and such failure is not cured as of the close of business on the date that is days following such business day,] the MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

MRP Shares Basic Maintenance Amount. If we fail to maintain assets in our portfolio that have a value equal to the MRP Shares Basic Maintenance Amount (as defined below) as of the close of business on the last business day of any week, [and such failure is not cured as of the close of business on the date that is days following such business day,] the MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption — Mandatory Redemption.”

Optional Redemption	We may redeem the MRP shares at any time following the anniversary of the original issue date at a redemption price equal to the redemption price plus an optional redemption premium per share. See “Description of Mandatory Redeemable Preferred Shares — Redemption — Optional Redemption.”

Use of Proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $ million, or $ million if the underwriters exercise the overallotment option in full. We intend to use all of the net proceeds of this offering to .

NYSE Listing	Application has been made to list the MRP Shares on the NYSE under the symbol “KYN Pr ” so that trading on such exchange will begin within days after the date of this prospectus supplement, subject to notice of issuance. Prior to the expected commencement of trading on the NYSE, the underwriters do not intend to make a market in the MRP Shares and a market for the MRP Shares is not expected to develop. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in MRP Shares will be illiquid.

Ratings	It is a condition of the Underwriters’ obligation to purchase the MRP Shares offered hereby that the MRP Shares will be rated no less than “ ” by Moody’s and Fitch (each a “Rating Agency”), as of the Original Issue Date. There can be no assurance that such rating will be maintained at the level originally assigned through the term of the MRP Shares. The ratings are based on current information furnished to Moody’s and Fitch by us and the Adviser. The ratings may be changed, suspended or withdrawn in the Rating Agency’s discretion. We, however, will use commercially reasonable efforts to cause at least nationally recognized statistical ratings organization to publish a credit rating with respect to MRP Shares for so long as MRP Shares are outstanding. The dividend rate payable on the MRP Shares will be subject to an increase in the event that the ratings of the MRP Shares by Moody’s or Fitch is downgraded below , or if no Rating Agency is then rating the MRP Shares. See “Description of Mandatory Redeemable Preferred Shares —

S-MRPS-3

Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings.” The Board of Directors has the right to terminate the designation of Moody’s or Fitch or both as a Rating Agency for purposes of the MRP Shares, provided that at least nationally recognized statistical ratings organizations continues to maintain ratings with respect to the MRP Shares. In such event, any rating of such terminated rating agency, to the extent it would have been taken into account in any of the provisions of the MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agency will be taken into account.

Federal Income Tax Matters	Under present law, we believe that the MRP Shares will constitute equity, and thus distributions with respect to the MRP Shares will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors (for taxable years beginning on or before December 31, 2010) and are also expected to be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. See “Federal Income Tax Matters.”

Redemption and Paying Agent	The Bank of New York Mellon Trust Company, N.A.

Risk Factors	See “Risk Factors” and other information included in the accompanying prospectus, as well as “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in MRP Shares.
S-MRPS-4

FINANCIAL HIGHLIGHTS
     Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. Except when noted, the information in this table is derived from our financial statements audited by PricewaterhouseCoopers LLP, whose report on such financial statements is contained in our Annual Report to Stockholders, contained in our Form N-CSR filed with the Securities and Exchange Commission for the year ended November 30, 2009 on February 8, 2010 and incorporated by reference into the SAI, both of which are available from us upon request. The information as of November 30, 2009 and for the period from December 1, 2009 through            , 2010 appears in our unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended                 , 201 . See “Where You Can Find More Information” in this prospectus supplement.
[TO BE FURNISHED AT TIME OF OFFERING]
S-MRPS-5

USE OF PROCEEDS
     The net proceeds of the offering of the MRP Shares will be approximately $           , after payment of the Underwriters’ discount and estimated offering expenses or $           if the underwriters exercise the overallotment option in full.
     We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, and for general corporate purposes.
      At            , 2010, we had outstanding borrowings on the revolving credit facility of $           and the interest rate was            %. Any borrowings under our revolving credit facility will be used to fund investments in portfolio companies and for general corporate purposes. Any amounts repaid under our revolving credit facility will remain available for future borrowings.
     Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.
S-MRPS-6

CAPITALIZATION
     The following table sets forth our capitalization: (i) as of            , 201 and (ii) as adjusted to give effect to the issuance of the MRP Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

As of , 201
	Actual	As Adjusted
($ in 000s,
except per share data)
(Unaudited)
Cash and cash equivalents	$	$(1)
Short-Term Debt:
Revolving credit facility	$	$
Long-Term Debt:
Senior Notes Series G(2)	$	$
Senior Notes Series I(2)
Senior Notes Series K(2)
Senior Notes Series M(2)
Senior Notes Series N(2)
Senior Notes Series O(2)
Senior Notes Series P(2)

Total Debt:	$	$
Mandatory Redeemable Preferred Stock:
Series MRP Shares, $ stated value per share at liquidation; no shares authorized/outstanding actual; shares authorized; shares outstanding as adjusted)(2)	$	$
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,400,000 shares issued and outstanding, 4,400,000 shares authorized)(2)	$	$
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 195,590,000 shares authorized ( shares issued and outstanding; shares issued and outstanding as adjusted)(2)(3)	$	$
Paid-in capital
Net investment loss, net of income taxes less dividends and distributions
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes
Net unrealized gains on investments and interest rate swap contracts, net of income taxes

Net assets applicable to common Stockholders	$	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective. Pending such investments, we anticipate either investing the proceeds in short-term securities or money market instruments.

(2)	We do not hold any of these outstanding securities for our account.

(3)	This does not include shares that may be issued in connection with the underwriters’ over-allotment option.
S-MRPS-7

ASSET COVERAGE REQUIREMENTS
     The 1940 Act and the Rating Agencies rating the MRP Shares impose asset coverage requirements that may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with such Rating Agencies that such action will not impair the ratings.
     We are required to satisfy two separate asset maintenance requirements with respect to outstanding MRP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by such Rating Agencies, at least equal to the aggregate liquidation preference of the MRP Shares, plus specified liabilities, payment obligations and other amounts sufficient to maintain a rating equal to or greater than “     ” and “       ” from Moody’s and Fitch, respectively (the “MRP Shares Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements. Further details about the components of the MRP Shares Basic Maintenance Amount can be found in the Articles Supplementary. The Rating Agencies may amend their guidelines from time to time.
     In order to meet the 1940 Act asset coverage requirements, we must maintain, with respect to our outstanding preferred stock, asset coverage of at least 200%. Notwithstanding the foregoing, we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least       % (the “MRP Shares Asset Coverage”). We estimate that based on the composition of our portfolio as of                 , 201 , our asset coverage would be:

Value of Company assets less all liabilities and indebtedness not represented by senior securities	=	$	=	%

Senior securities representing indebtedness, plus the aggregate liquidation preference of MRP Shares		$

     A copy of the current Rating Agency Guidelines will be provided to any holder of MRP Shares promptly upon written request by such holder to the Company at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.
S-MRPS-8

DESCRIPTION OF MANDATORY REDEEMABLE PREFERRED SHARES
     The following is a brief description of the terms of the MRP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Mandatory Redeemable Preferred Shares in the Articles Supplementary, a copy of which is filed as an exhibit to our registration statement.
General
     Our authorized capital consists of 195,590,000 shares of common stock, $0.001 par value per share; 4,400,000 shares of Series A Mandatory Redeemable Preferred Stock, par value, $0.001 par value per share (the “Series A MRP Shares”); 7,000 shares of Series D Auction Rate Preferred Stock, $0.001 par value per share; and 3,000 shares of undesignated preferred stock, $0.001 par value per share. In addition, our Board of Directors has authorized           shares of common shares as Series           MRP Shares (the “MRP Shares”) with the rights, preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as set forth in the Articles Supplementary. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
     Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock on a parity with the Series A MRP Shares and the MRP Shares with preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares or stock or the number of shares of stock of any class or series that we have authority to issue.
     The MRP Shares have a liquidation preference of $            per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The MRP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security, and (3) will have no preemptive rights. The MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”
     Holders of MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository with respect to the MRP Shares.
     The Bank of New York Mellon Trust Company, N.A.will act as the transfer agent, registrar, and paying agent (“paying agent”) for the MRP Shares. Furthermore, the paying agent will send notices to holders of MRP Shares of any meeting at which holders of MRP Shares have the right to vote. See “Description of Securities — Preferred Stock — Voting Rights” in the accompanying prospectus. However, the paying agent generally will serve merely as our agent, acting in accordance with our instructions.
     We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MRP Shares, so long as we are current in the payment of dividends on the MRP Shares and on any of our other preferred shares.
Dividends and Dividend Periods
     General. Holders of MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. For a description of the tax treatment of distributions paid on the MRP Shares, see “Federal Income Tax Matters” in this prospectus supplement.
     Fixed Dividend Rate. The Applicable Rate is an annual rate of           % for MRP Shares and may be adjusted upon a change in the credit rating of the MRP Shares.
S-MRPS-9

     Payment of Dividends and Dividend Periods. Dividends on the MRP Shares will be payable monthly. The initial dividend period for the MRP Shares will commence on the original issue date and end on            , 201     and each subsequent Dividend Period will be a one month period (or the portion thereof occurring prior to the redemption of such MRP Shares). Dividends will be paid on the dividend payment date — the first business day following the last day of the dividend period — and upon redemption of the MRP Shares. Dividends with respect to any monthly dividend period will be declared and paid to holders of record of MRP Shares as their names shall appear on our books and record at the close of business on the            th day of the last month in such monthly dividend period (or if such day is not a business day, the next preceding business day). Dividends payable on any MRP Shares for any period of less than a full monthly dividend period, including in connection with the first dividend period for such shares or upon any redemption of such shares on any redemption date other than on a dividend payment date, will be computed on the basis of the actual number of days elapsed for any period divided by 360.
     Adjustment to Fixed Dividend Rate — Ratings. [TO BE FURNISHED AT TIME OF OFFERING]
     The Board of Directors has the right to terminate the designation of Moody’s or Fitch as a Rating Agency for purposes of the MRP Shares, provided that at least two Rating Agencies continues to maintain a rating with respect to the MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the applicable rate.
     Default Rate — Default Period. The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “default period” with respect to MRP Shares will commence on a date we fail to deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m., New York City time, (i) the full amount of any dividends on the MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).
     Subject to the cure provisions in the next paragraph below, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which, by 1:00 p.m., New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the paying agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus       percent (       %) per annum.
     No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the paying agent by 12:00 noon, New York City time, within three business days after the applicable dividend payment date or redemption date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.
     Mechanics of Payment of Dividends. Not later than 3:00 p.m., New York City time, on the business day next preceding each dividend payment date, we are required to deposit with the paying agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends. All amounts paid to the paying agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MRP Shares. Dividends will be paid by the paying agent to the holders of MRP Shares as their names appear on our books and records. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular dividend payment date. Such payments are made to holders of MRP Shares as their names appear on our books and records at the close of business on the     th day of the last month in such monthly Dividend Period (or if such day is not a business day, the next preceding business day). Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MRP Shares which may be in arrears. See “— Default Rate — Default Period.”
     Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities — Preferred Stock — Voting Rights” in the prospectus. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on MRP Shares.
S-MRPS-10

Redemption
     Term Redemption. We are required to redeem all of the MRP Shares on                , 201  , the Term Redemption Date, at the Redemption Price.
     Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not more than 40 calendar days’ prior notice. The optional redemption price per MRP Share shall be the Redemption Price, plus the applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each MRP Share will be an amount equal to:
•	if the optional redemption occurs after , 201 and on or prior to , 201 , % of the liquidation preference per share;

•	if the optional redemption occurs after , 201 and on or prior to , 201 , % of the liquidation preference per share; or

•	if the optional redemption occurs after , 201 and prior to the Term Redemption Date, 0.00% of the liquidation preference per share.
     If fewer than all of the outstanding MRP Shares are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the Holders of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.
     We also reserve the right to repurchase MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MRP Shares, but we are under no obligation to do so.
     Mandatory Redemption. If, while any MRP Shares are outstanding, we fail to satisfy the MRP Shares Asset Coverage as of the close of business on the last day of any month or the MRP Shares Basic Maintenance Amount as of any valuation date, [and such failure is not cured as of the close of business on the date that is     days from such business day (a “Cure Date”)] the MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price. See “Rating Agency Guidelines — 1940 Act Asset Coverage” in the accompanying prospectus, but note that we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least      % instead of      %.
     The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares divided by the aggregate number of our outstanding Preferred Shares, including the MRP Shares, and (2) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to [the opening of business on the Cure Date], would result in our satisfying the MRP Shares Asset Coverage or MRP Shares Basic Maintenance Amount, as the case may be, in each case as of [the relevant Cure Date] (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MRP Shares then outstanding will be redeemed).
     We shall allocate the number of shares required to be redeemed to satisfy the MRP Shares Asset Coverage or MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the Holders of MRP Shares in proportion to the number of shares they hold by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.
     We are required to effect such a mandatory redemption not later than 40 days after the Cure Date, (the “Mandatory Redemption Date”), except that (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to by the holders of a 1940 Act Majority of the Outstanding Preferred Shares pursuant to a specified most favored incorporation by reference covenant provision under the Articles Supplementary of the Series A MRP Shares or the note purchase agreements relating to the redemption of the Senior Notes or (3) is not otherwise legally permitted to redeem, the number of MRP Shares which we would be required to be redeemed under the Articles Supplementary of the MRP Shares if sufficient funds were available, together with shares of other Preferred Stock which are subject to mandatory redemption under provisions similar to those contained in the Articles Supplementary for the MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.
S-MRPS-11

     Redemption Procedure. In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision.
     We also shall deliver a notice of redemption to the paying agent and the Holders of MRP Shares to be redeemed not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.
     If less than all of the MRP Shares are redeemed on any date, the shares per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by us to be fair and equitable.
     If Notice of Redemption has been given, then upon the deposit with the paying agent of Deposit Securities sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount. Upon written request, we shall be entitled to receive from the paying agent, promptly after the date fixed for redemption, any cash deposited with the paying agent in excess of (1) the aggregate redemption price of the MRP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the paying agent to us upon our request. Subsequent to such payment, Holders of MRP Shares called for redemption may look only to us for payment.
     So long as any MRP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to its agent members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.
     Notwithstanding the provisions for redemption described above, no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares, and any of our shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all MRP Shares and all shares ranking in parity with the MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding MRP Shares of the same series.
     Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which Notice of Redemption has been given and we are in compliance with the MRP Shares Asset Coverage and the MRP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock. If less than all outstanding MRP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the paying agent, in accordance with the procedures agreed upon by the Board of Directors.
S-MRPS-12

FEDERAL INCOME TAX MATTERS
     The following is a general summary of the material federal income tax considerations of the ownership and disposition of MRP Shares. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to such consequences. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of MRP Shares will depend on the particular facts of each investor’s situation. Investors are urged to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MRP Shares. Unless otherwise noted, this discussion assumes that investors are U.S. persons for federal income tax purposes and hold MRP Shares as capital assets. For more detailed information regarding the federal income tax consequences of investing in our securities see “Certain Federal Income Tax Matters” in the accompanying prospectus.
     If an entity that is classified as a partnership for federal income tax purposes is a beneficial owner of MRP Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and other entities that are classified as partnerships for federal income tax purposes and persons holding MRP Shares through a partnership or other entity classified as a partnership for federal income tax purposes are urged to consult their own tax advisors.
Federal Income Tax Treatment of Holders of MRP Shares
     Under present law, we believe that the MRP Shares will constitute equity, and thus distributions with respect to the MRP Shares (other than distributions in redemption of MRP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors (for taxable years ending on or before December 31, 2010) and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the MRP Shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the MRP Shares. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
     Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the MRP Shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders are urged to consult their own tax advisors regarding the application of these limitations to their particular situation.
     Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. We anticipate that the cash distributions received from MLPs in our portfolio will exceed the earnings and profits associates with owning such MLPs.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on MRP Shares, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of our earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her MRP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder.
S-MRPS-13

     Sale, Exchange or Redemption of MRP Shares. The sale or exchange of MRP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell or exchange such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale or exchange and their adjusted tax basis in the shares sold or exchanged. The gain or loss from the sale or exchange of MRP Shares will generally be capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, except to the extent that the redemption proceeds represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied as to the redeeming stockholder to achieve such treatment. If a redemption by us does not satisfy the conditions imposed by Section 302(b) of the Internal Revenue Code for a redeeming stockholder, the redemption will constitute a distribution on the MRP Shares to the stockholder subject to the rules set forth in the paragraphs above.
     Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on long-term capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Backup Withholding. We may be required to withhold, for federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the applicable Treasury regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
     Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to withholding of U.S. federal income taxes on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable income tax treaty. Our distributions also may be subject to state and local taxes.
S-MRPS-14

RISKS OF INVESTING IN MANDATORY REDEEMABLE PREFERRED SHARES
     Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in MRP Share you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page 13 of the accompanying prospectus.
Interest Rate Risk
     Our MRP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MRP Shares may increase, which would likely result in a decline in the secondary market price of MRP Shares prior to their term redemption.
Secondary Market and Delayed Listing Risk
     Because we have no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MRP Shares, including the effective costs of trading MRP Shares. Moreover, the MRP Shares will not be immediately tradeable on a stock exchange after the date of the offering and during this time period, an investment in MRP Shares will be illiquid. Even after the MRP Shares are listed on the NYSE as anticipated, there is a risk that the market for MRP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and credit ratings.
Early Redemption Risk
     We may voluntarily redeem MRP Shares or may be forced to redeem MRP Shares to meet regulatory requirements or asset coverage requirements. Such redemptions may be at a time that is unfavorable to holders of MRP Shares. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Redemption.”
Reinvestment Risk
     Given the multi-year term and potential for early redemption of MRP Shares, holders of MRP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MRP Shares may be lower than the return previously obtained from an investment in MRP Shares.
S-MRPS-15

UNDERWRITING
[TO BE FURNISHED AT TIME OF OFFERING]
S-MRPS-16

WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly stockholder reports. Our most recent annual stockholder report filed with the SEC is for the period ended November 30, 2008 and our most recent quarterly stockholder report filed with the SEC is for the period ended August 31, 2009. Both reports, along with our quarterly reports filed with the SEC for the periods ended February 28, 2009 and May 31, 2009, are incorporated by reference into our SAI. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about us can be found on our Adviser’s website at www.kaynecapital.com and in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. Information included on our Adviser’s website does not form part of this prospectus supplement. The SEC maintains a website (www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.
LEGAL MATTERS
     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, or Paul Hastings, Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the underwriters by      ,        ,         .
S-MRPS-17

     Until          , 201 , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
Mandatory Redeemable Preferred Shares
Liquidation Preference $        share
Mandatorily Redeemable           , 201

PROSPECTUS SUPPLEMENT

[Underwriter(s)]
          , 201

$500,000,000
Common Stock
Preferred Stock

PROSPECTUS

, 200

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated July 6, 2010
KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “Kayne Anderson” or “Adviser”) is our investment adviser.
     This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated             , 2010 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus and any related prospectus supplement.
     This SAI is dated             , 2010.

Page
INVESTMENT OBJECTIVE	SAI-1
INVESTMENT POLICIES	SAI-1
OUR INVESTMENTS	SAI-3
MANAGEMENT	SAI-11
CONTROL PERSONS	SAI-17
INVESTMENT ADVISER	SAI-18
CODE OF ETHICS	SAI-19
PROXY VOTING PROCEDURES	SAI-19
PORTFOLIO MANAGER INFORMATION	SAI-20
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-21
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	SAI-22
TAX MATTERS	SAI-23
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-25
EXPERTS	SAI-25
OTHER SERVICE PROVIDERS	SAI-25
REGISTRATION STATEMENT	SAI-25
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

INVESTMENT OBJECTIVE
     Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related partnerships, limited liability companies and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.
     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.
INVESTMENT POLICIES
     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.
     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:
     (1) For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

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     (2) We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.
     (3) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.
     (4) We may invest up to 15% of our total assets in any single issuer.
     (5) We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.
     (6) Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.
     (7) We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.
     Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.
     For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
OUR INVESTMENTS
Description of MLPs
     Master Limited Partnerships. Master limited partnerships are entities that are structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests — general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.
     Master limited partnerships organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units. The general partner of the master limited partnership is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights, or IDRs, in addition to its general partner interest in the master limited partnership.
     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.
     MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and marine transportation MLPs and upstream MLPs.
•	Midstream MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

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•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electrical generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which in turn is used as a raw material in the steel manufacturing process).

•	Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.
     For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.
Our Portfolio
     At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.
     Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.
     Common Units. Common units represent a master limited partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the master limited partnership. Directly or through our wholly owned subsidiaries, we intend to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. The master limited partnerships we invest in will generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the master limited partnership.
     Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

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     Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including master limited partnerships with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
     General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
     Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.
     I-Shares. We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the master limited partnership in the form of i-units. I- units have similar features as master limited partnership common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the master limited partnership common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to master limited partnership common units.
     The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.
     Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions.
     Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.
     Debt Securities. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.
     Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial

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condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.
     Temporary Defensive Position. During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.
Our Use of Derivatives, Options and Hedging Transactions
     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.
     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.
     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.
     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.
     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the

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underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.
     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.
     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.
     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.
     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or chased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

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     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.
     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.
     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.
     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

SAI-8

     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.
     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves,

SAI-9

thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Legislation and Regulatory Risk
     At any time after the date of the prospectus and this SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
When-Issued and Delayed Delivery Transactions
     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.
Repurchase Agreements
     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Lending of Portfolio Securities
     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-10

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea, Jr. The directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
     None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class expires in 2011, terms of the second and third classes expire in 2012 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.
     The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”), each a closed-end investment company registered under the 1940 Act that is advised by Kayne Anderson.
Independent Directors

				Number of
				Portfolios in Fund	Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Complex(1) Overseen by	Held by Director During
(Year Born)	with Registrant	Time of Service	Past Five Years	Director	Past Five Years

Anne K. Costin (born 1950)	Director	3-year term (until the 2013 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE

Steven C. Good (born 1942)	Director	3-year term (until the 2012 Annual Meeting of Stockholders)/served since inception	Senior partner at Good Swartz Brown & Berns LLP, a division of JH Cohen LLP as of June 1, 2008, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	2	Current: • KYE; • OSI Systems, Inc. (specialized electronic products); Prior: • California Pizza Kitchen, Inc. (restaurant chain); and • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since June 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.	2	Current: • KYE; • Teeccino Caffe Inc.; and the • Caucus for Television Producers, Writers & Directors Foundation

SAI-11

Number of
				Portfolios in Fund	Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Complex Overseen by	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director	Director
William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2013 Annual Meeting of Stockholders)/served since March 2008	Chief Executive Officer of the general partner of Penn Virginia Resource Partners L.P. (PVR) and Penn Virginia GP Holdings L.P. (PVG), and President of the general partner of PVG, each since March 2010. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL) (pipeline transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2
Current:

•   KYE;

•   Penn Virginia Corp. (oil and natural gas MLP);

•   PVG (owns general partner of PVR);

•   PVR (coal and midstream MLP)

•   Niska Gas Storage Partners LLC (natural gas storage);

•   Gibson Energy ULC (midstream energy);

Prior:

•   BGH (general partner of BPL); and

•   BPL (pipeline MLP)

Interested Director

Number of
				Portfolios in Fund	Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Complex Overseen by	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director	Director
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE and Kayne Anderson Energy Development Company (“KED”) since inception (KYE inception in 2005 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	3
Current:

•   KYE;

•   KED;

•   Range Resources Corporation (oil and natural gas company);

•   Clearwater Natural Resources, LLC (coal mining);

•   Direct Fuel Partners, L.P. (transmix refining and fuels distribution); and

•   ProPetro Services, Inc. (oil field services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our investment adviser, KAFA, and, as a result as of February 28, 2010, the Fund Complex included KYE and KED.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was as affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, our investment adviser.

SAI-12

Officers

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Officer
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYE since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005 and of KED since 2006.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008	None

James C. Baker (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYE and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Inc. (oilfield services); and Petris Technology, Inc. (data management for energy companies)
Committees of the Board of Directors
     Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.
     The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good and Isenberg are members of the Nominating Committee. The Nominating Committee met one time during the fiscal year ended November 30, 2009. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 717 Texas Avenue, Suite 3100 Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.
     The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Isenberg and McCarthy are members of the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended November 30, 2009.
     The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met four times during the fiscal year ended November 30, 2009.
Director Compensation
     Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.
     The following table sets forth compensation by us for the fiscal year ended November 30, 2009 to the Independent Directors. We have no retirement or pension plans.

SAI-13

		Total Compensation
	Aggregate	from
	Compensation	Us and Fund
Name of Director	from Us	Complex(1)
Anne K. Costin	$49,500	$94,000
Steven C. Good	$48,000	$91,000
Gerald I. Isenberg	$52,000	$99,000
William H. Shea	$47,500	$89,000

(1)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.
Security Ownership of Management
     As of November 30, 2009, certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $5 million of our common stock.
     The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of November 30, 2009:

Aggregate Dollar Range of
	Dollar Range(1) of	Equity Securities in All Registered
	Our Equity Securities	Investment Companies Overseen by
Name of Director	Owned by Director(2)	Director in Fund Complex(3)
Independent Directors
Anne K. Costin	$10,001-$50,000	$50,001-$100,000 *
Steven C. Good	$10,001-$50,000	$50,001-$100,000 *
Gerald I. Isenberg	$10,001-$50,000	$10,001-$50,000
William H. Shea	$50,001-$100,000	Over $100,000

Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	As of November 30, 2009, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity securities.

(3)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.
     Except as described in the table below, as of the date of this SAI, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of May 31, 2010.

	Name of Owners
	and Relationships			Value of	Percent of
Director	to Director	Company	Title of Class	Securities	Class
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,204,566	0.3%

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
Information about Each Director’s Qualifications, Experience, Attributes or Skills
     The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than the Company, and each of the directors has served on the Board of the Company for a number of years. They therefore have substantial boardroom experience and, in their service to the Company, have gained substantial insight as to the operation of the Company and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

SAI-14

     In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.
     Kevin S. McCarthy. Mr. McCarthy is Chairman, President and Chief Executive Officer of the Company. In this position, Mr. McCarthy has extensive knowledge of the Company, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE and KED, he is also on the board of directors of Range Resources Corporation, Clearwater Natural Resources, L.P., Pro Petro Services, Inc. and Direct Fuel Partners, L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.
     Anne K. Costin. Ms. Costin is currently a professor at the Amsterdam Institute of Finance. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Mrs Costin retired after a 28-year career at Citigroup, and during the last five years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina Chapel Hill. Ms. Costin serves as a director of KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.
     Steven C. Good. Mr. Good is a Senior Partner in the accounting firm of Good, Swartz, Brown & Berns, a division of JH Cohn LLP. He founded Good, Swartz, Brown & Berns in 1976, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman

SAI-15

through 1993. In addition to his KYE directorship, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board many years of experience as the chairman of the audit committees of several public companies.
     Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYE directorship, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to the oversight of the Company. Mr. Isenberg also brings to the Board an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.
     William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of the general partner of both Penn Virginia Resource Partners L.P. (PVR), a coal and midstream MLP, and as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which owns the general partner of PVR since March 2010. Mr. Shea also serves as a director of PVR, PVG, and Penn Virginia Corporation (PVA), an independent natural gas and oil company and the owner of the general partner and the largest unit holder of PVG. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYE directorship, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and Gibson Energy ULC, a midstream energy company. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which the Company invests.
Board Leadership Structure
     Our business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.
     The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”

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As part of each regular Board meeting, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.
     Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
     Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.
     The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.
Board Role in Risk Oversight
     The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.
     The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.
CONTROL PERSONS
     As of May 31, 2010, there were no persons who owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

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     As of March 31, 2010, there were no persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock.
     As of June 30, 2010, the following persons owned of record or beneficially more than 5% of our Series A MRP Shares:

		Percentage of
		Outstanding
Name and Address	Shares Held	Shares(1)
Metropolitan Life Insurance Company and Affiliates	1,280,000	29.1%
1095 Avenue of the Americas New York, NY 10036

Babson Capital Management LLC and Affiliates	1,040,000	23.6
1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189

Delaware Investment Advisers	600,000	13.6
2005 Market St, 41-104 Philadelphia, PA 19103

Sun Capital Advisers LLC and Affiliates	600,000	13.6
One Sun Life Executive Park Wellesley Hills, MA 02481-5699

Aviva Investors North America, Inc. and Affiliates	240,000	5.5
699 Walnut St, Suite 1800 Des Moines, IA 50309

(1)	Based on 4,400,000 shares outstanding as of June 30, 2010.
INVESTMENT ADVISER
     KA Fund Advisors, LLC (“KAFA”), our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. KAFA is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
     KAFA acts as our investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to Kayne Anderson’s fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.

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     On September 14, 2006, at an in-person meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with Kayne Anderson Capital Advisors, L.P. (“KACALP”). Following the recommendation of the Board, at a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with Kayne Anderson described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.
     The most recent discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with Kayne Anderson is available in our November 30, 2009 Annual Report to Stockholders.
CODE OF ETHICS
     We and Kayne Anderson have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of Kayne Anderson will be governed by the applicable code of ethics.
     Kayne Anderson and its affiliates manage other investment companies and accounts. Kayne Anderson may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Kayne Anderson on our behalf. Similarly, with respect to our portfolio, Kayne Anderson is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Kayne Anderson and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and Kayne Anderson have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When Kayne Anderson’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to Kayne Anderson’s Proxy Voting Committee for a final decision. If Kayne Anderson determines that such conflict prevents Kayne Anderson from determining how to vote on the proxy proposal in our best interest, Kayne Anderson shall either (1) vote in accordance with a predetermined specific policy to the extent that Kayne Anderson’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR Database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Kayne Anderson voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by Kayne Anderson that are material to making a decision on

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a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how Kayne Anderson will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2009. We and Kayne Anderson Energy Total Return Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company

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(“KED”), a closed- end management investment company that has elected to be treated as a business development company. We pay Kayne Anderson a management fee at an annual rate of 1.375% of our average total assets.
     Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled Investment
	(Excluding us)		Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	1	$892	—	—	—	—
J.C. Frey	1	$892	1	$58	1	$23
Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled Investment
	(Excluding us)		Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	1	$205	1	$352	—	—
J.C. Frey	1	$205	10	$1,478	2	$29
     Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2009, Messrs. McCarthy and Frey owned approximately $1.2 million and $0.5 million of our equity, respectively, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, Kayne Anderson is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Kayne Anderson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Kayne Anderson and its advisees. The best price to the us

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means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Kayne Anderson considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Kayne Anderson and/or its affiliates. If approved by our Board, Kayne Anderson may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, Kayne Anderson may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Kayne Anderson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Kayne Anderson or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to Kayne Anderson under the Investment Management Agreement are not reduced as a result of receipt by Kayne Anderson of research services.
     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Kayne Anderson in servicing some or all of its accounts; not all of such services may be used by Kayne Anderson in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Kayne Anderson believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by Kayne Anderson are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
     For the fiscal years ended November 30, 2007, November 30, 2008 and November 30, 2009, we paid aggregate brokerage commissions of $3,000, $0 and $0 respectively.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

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     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.
     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.
Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

SAI-23

     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
Tax Characterization for U.S. Federal Income Tax Purposes
     We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our net taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make distributions or interest payments on our securities. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.
     The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.
     The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.
     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.
     Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains because we are a corporation. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.
     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.
     We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we cannot meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

SAI-24

Tax Consequences to Investors
     The owners of our securities will be viewed for federal income tax purposes as having income or loss on their investment in our securities rather than in the underlying MLPs. The owners of our common stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.
EXPERTS
     Our financial statements included in our Annual Report to Stockholders for the fiscal year ended November 30, 2009, incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Los Angeles, California 90071.
OTHER SERVICE PROVIDERS
     JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.
REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplement and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplement and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

SAI-25

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
     Our financial statements and financial highlights and the report of PricewaterhouseCoopers LLP thereon, contained in the following document filed by us with the SEC are hereby incorporated by reference into, and are made part of, this SAI: Our Annual Report to Stockholders for the year ended November 30, 2009 contained in our Form N-CSR filed with the SEC on February 8, 2010. A copy of such Annual Report to Stockholders must accompany the delivery of this SAI.

F-1

KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 25.	Financial Statements and Exhibits
1. Financial Statements:
     The Registrant’s audited financial statements, notes to such financial statements and the report of independent registered public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant’s Annual Report for the fiscal year ended November 30, 2009 contained in its Form N-CSR as described in the Statement of Additional Information (the “SAI”).
2. Exhibits:
a.	(1) Articles of Amendment and Restatement.* (Exhibit 99.1)

(2) Articles Supplementary for Series A Mandatory Redeemable Preferred Stock — filed herewith. (Exhibit (a)(2))

(3) Articles Supplementary for Newly-Issued Preferred Stock — to be filed by amendment.

b.	Amended and Restated Bylaws of Registrant.** (Exhibit 99.1)

c.	Voting Trust Agreement — none.

d.	(1) Form of Common Share Certificate.**** (Exhibit (d)(1))

(2) Form of Series A Mandatory Redeemable Preferred Stock Certificate.†††††† (Exhibit (d)(2))

(3) Fitch Guidelines for Series A Mandatory Redeemable Preferred Stock.†††††† (Exhibit (d)(3))

(4) Form of Newly-Issued Preferred Stock Certificate — to be filed by amendment.

(5) Fitch Guidelines and Moody’s Guidelines for Newly-Issued Preferred Stock — to be filed by amendment.

e.	Amended Dividend Reinvestment Plan.†††† (Exhibit (e))

f.	Long-Term Debt Instruments — none.

g.	(1) Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.† (Exhibit (g)(1))

(2) Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC.† (Exhibit (g)(2))

h.	Underwriting/Distribution Agreements — none.

i.	Bonus, Profit Sharing, Pension Plans — none.

j.	(1) Form of Custody Agreement.** (Exhibit 99.6)

(2) Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A.†††††† (Exhibit (j)(2))

k.	Other Material Contracts.

(1) Administration Agreement.†††† (Exhibit (k)(1))

(2) Form of Transfer Agency Agreement.*** (Exhibit 99.3)

(3) Form of Fund Accounting Agreement.*** (Exhibit 99.4)

(4) First Amended and Restated Loan Agreement with Custodial Trust Company (as assigned to JPMorgan Chase Bank, N.A.).†† (Exhibit (k)(4))

(5) Note Purchase Agreement between Registrant and each of the Purchasers listed therein.†† (Exhibit (k)(5))

l.	Opinion and Consent of Venable LLP. †††††† (Exhibit (l)(1))

m.	Non-Resident Officers/Directors — none.

n.	Other Opinions and Consents — Consent of Registrant’s independent auditors — filed herewith. (Exhibit (n)(1))

o.	Omitted Financial Statements — none.

p.	Subscription Agreement — none.

q.	Model Retirement Plans — none.

r.	Code of Ethics.

(1) Code of Ethics of Registrant.** (Exhibit 99.8)

(2) Code of Conduct of KA Fund Advisors, LLC.**** (Exhibit (r)(2))

s.	Powers of Attorney.††††† (Exhibit (5))

*	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on February 7, 2007 and incorporated herein by reference.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on March 23, 2007 and incorporated herein by reference.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-151975) as filed with the Securities and Exchange Commission on August 13, 2008 and incorporated herein by reference.

†††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-151975) as filed with the Securities and Exchange Commission on August 25, 2008 and incorporated herein by reference.

††††	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-151975) as filed with the Securities and Exchange Commission on April 17, 2009 and incorporated herein by reference.

†††††	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-165775) as filed with the Securities and Exchange Commission on March 29, 2010 and incorporated herein by reference.

††††††	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-165775) as filed with the Securities and Exchange Commission on May 24, 2010 and incorporated herein by reference.

Item 26.	Marketing Arrangements
     Reference is made to the form of underwriting agreement for the Registrant’s common stock and preferred stock to be filed as exhibits in an amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27.	Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission fees	$35,650
Printing and engraving expenses	$225,000
FINRA fee	$50,500
NYSE listing fees	$70,000
Accounting fees and expenses	$125,000
Legal fees and expenses	$350,000
Miscellaneous fees and expenses	$20,000

Total	$876,150

Item 28.	Persons Controlled by or Under Common Control
     None.

Item 29.	Number of Holders of Securities as of June 30, 2010

Number of
Title of Class	Record Holders
Common Stock, $0.001 par value per share	44
Preferred Stock (Liquidation Preference $25.00 per share)	11
Long-term Debt	26

Item 30.	Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser
     The information in the SAI under the caption “Management — Directors and Officers” is hereby incorporated by reference.
     Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32.	Location of Accounts and Records
     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 33.	Management Services
     Not applicable.

Item 34.	Undertakings
     1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not Applicable.
     3. Not Applicable.
     4. Registrant undertakes:
     (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
     (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);
     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     (b) that, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
     (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
     (d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.
     (e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
     (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
     (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
     (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. Registrant undertakes that:
     (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
     (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
     7. Upon each issuance of securities pursuant to this registration statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act.
     8. The Registrant undertakes to file a post-effective amendment upon each issuance of securities pursuant to this registration statement in which such securities are sold other than for cash, including in exchange transactions for non-control securities or for a combination of cash and non-control securities.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 2 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 6th day of July, 2010.

KAYNE ANDERSON MLP INVESTMENT COMPANY
By:	/s/ KEVIN S. MCCARTHY*
Kevin S. McCarthy
	Title:	Chairman and Chief Executive Officer

     Pursuant to the requirements of the 1933 Act, this Amendment No. 2 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY* Kevin S. McCarthy	Director, Chief Executive Officer and President (principal executive officer)	July 6, 2010

/s/ TERRY A. HART* Terry A. Hart	Chief Financial Officer and Treasurer (principal financial and accounting officer)	July 6, 2010

/s/ ANNE K. COSTIN* Anne K. Costin	Director	July 6, 2010

/s/ STEVEN C. GOOD* Steven C. Good	Director	July 6, 2010

/s/ GERALD I. ISENBERG* Gerald I. Isenberg	Director	July 6, 2010

/s/ WILLIAM H. SHEA* William H. Shea	Director	July 6, 2010

*By: /s/ DAVID A. HEARTH David A. Hearth	Attorney-in-Fact (Pursuant to Powers of Attorney previously filed)	July 6, 2010

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.	(1) Articles of Amendment and Restatement.* (Exhibit 99.1)

(2) Articles Supplementary for Series A Mandatory Redeemable Preferred Stock — filed herewith. (Exhibit (a)(2))

b.	Amended and Restated Bylaws of Registrant.** (Exhibit 99.1)

c.	Voting Trust Agreement — none.

d.	(1) Form of Common Share Certificate.**** (Exhibit (d)(1))

(2) Form of Series A Mandatory Redeemable Preferred Stock Certificate.†††††† (Exhibit (d)(2))

(3) Fitch Guidelines for Series A Mandatory Redeemable Preferred Stock.†††††† (Exhibit (d)(3))

(4) Form of Newly-Issued Preferred Stock Certificate — to be filed by amendment.

(5) Fitch Guidelines and Moody’s Guidelines for Newly-Issued Preferred Stock — to be filed by amendment.

e.	Amended Dividend Reinvestment Plan.†††† (Exhibit (e))

f.	Long-Term Debt Instruments — none.

g.	(1) Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.† (Exhibit (g)(1))

(2) Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC.† (Exhibit (g)(2))

h.	(1) Underwriting/Distribution Agreements — none.

i.	Bonus, Profit Sharing, Pension Plans — none.

j.	(1) Form of Custody Agreement.** (Exhibit 99.6)

(2) Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A.†††††† (Exhibit (j)(2))

k.	Other Material Contracts.

(1) Administration Agreement.†††† (Exhibit (k)(1))

(2) Form of Transfer Agency Agreement.*** (Exhibit 99.3)

(3) Form of Fund Accounting Agreement.*** (Exhibit 99.4)

(4) First Amended and Restated Loan Agreement with Custodial Trust Company (as assigned to JPMorgan Chase Bank, N.A.).†† (Exhibit (k)(4))

(5) Note Purchase Agreement between Registrant and each of the Purchasers listed therein.†† (Exhibit (k)(5))

l.	Opinion and Consent of Venable LLP. †††††† (Exhibit (l)(1))

m.	Non-Resident Officers/Directors — none.

n.	Other Opinions and Consents — Consent of Registrant’s independent auditors — filed herewith. (Exhibit (n)(1))

o.	Omitted Financial Statements — none.

p.	Subscription Agreement — none.

Exhibit	Exhibit Name
q.	Model Retirement Plans — none.

r.	Code of Ethics.

(1) Code of Ethics of Registrant.** (Exhibit 99.8)

(2) Code of Conduct of KA Fund Advisors, LLC.**** (Exhibit (r)(2))

s.	Powers of Attorney.††††† (Exhibit (5))

*	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on February 7, 2007 and incorporated herein by reference.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-140488) as filed with the Securities and Exchange Commission on March 23, 2007 and incorporated herein by reference.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-151975) as filed with the Securities and Exchange Commission on August 13, 2008 and incorporated herein by reference.

†††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-151975) as filed with the Securities and Exchange Commission on August 25, 2008 and incorporated herein by reference.

††††	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-151975) as filed with the Securities and Exchange Commission on April 17, 2009 and incorporated herein by reference.

†††††	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-165775) as filed with the Securities and Exchange Commission on March 29, 2010 and incorporated herein by reference.

††††††	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-165775) as filed with the Securities and Exchange Commission on May 24, 2010 and incorporated herein by reference.